Exhibit 10.5

HER MAJESTY THE QUEEN IN RIGHT
OF THE PROVINCE OF BRITISH COLUMBIA
as represented by the
Minister of Lands, Parks & Housing

and

FORTRESS MOUNTAIN RESORTS LTD.

DEVELOPMENT AGREEMENT
BLACKCOMB MOUNTAIN

INDEX

Page

ARTICLE 1 DEFINITIONS
1.01 Architect or Engineer............................................................................	1-1
1.02 Aspen....................................................................................................	1-1
1.03 Auditor..................................................................................................	1-1
1.04 Base Area..............................................................................................	1-1
1.05 Capital Budget......................................................................................	1-1
1.06 Cumulative Capacity.............................................................................	1-1
1.07 Day Skier Facility.................................................................................	1-1
1.08 Day Skier Visits....................................................................................	1-2
1.09 Designated Area....................................................................................	1-2
1.10 FBDB....................................................................................................	1-2
1.11 Foreign Investment Review Act............................................................	1-2
1.12 Fortress Proposal...................................................................................	1-2
1.13 Gross Revenue......................................................................................	1-2
1.14 Improvement.........................................................................................	1-3
1.15 Land Act................................................................................................	1-3
1.16 Land Use Contract................................................................................	1-3
1.17 Lift.........................................................................................................	1-4
1.18 Lift Terminal Facility............................................................................	1-4
1.19 Maintenance Facility.............................................................................	1-4
1.20 Minister.................................................................................................	1-4
1.21 Mountain Development Plan................................................................	1-4
1.22 Option...................................................................................................	1-4
1.23 Phase.....................................................................................................	1-5
1.24 Phase I...................................................................................................	1-5
1.25 Prohibited Uses.....................................................................................	1-5
1.26 Provincial Ski Area Policy....................................................................	1-5
1.27 Right-of-Way Lands..............................................................................	1-5
1.28 SAOT Formula......................................................................................	1-5
1.29 Season...................................................................................................	1-5
1.30 Substantial Completion.........................................................................	1-5
1.31 Town Centre..........................................................................................	1-6
1.32 Utilization.............................................................................................	1-6
1.33 Weekdays..............................................................................................	1-6
1.34 Weekends and Holidays........................................................................	1-6
1.35 Whistler.................................................................................................	1-6
1.36 Whistler Land Co..................................................................................	1-7

ARTICLE 2 STATEMENT OF OBJECTIVES
2.01 Objective..............................................................................................	2-1
2.02 Development Phases............................................................................	2-1

i

ARTICLE 3 REPRESENTATIONS OF FORTRESS
3.01 Good Standing..........................................................................................	3-1
3.02 Registered in British Columbia.................................................................	3-1
3.03 Capacity and Authority.............................................................................	3-1
3.04 Shareholdings............................................................................................	3-1
3.05 Financial Information...............................................................................	3-1
3.06 Changes Affecting Financial Information.................................................	3-2
3.07 Management..............................................................................................	3-2
3.08 Feasibility..................................................................................................	3-2

ARTICLE 4 CONDITIONS OF AGREEMENT
4.01 Documents to be delivered by Fortress.....................................................	4-1
(a) Security Bond................................................................................	4-1
(b) Financial Plan................................................................................	4-1
(c) Undertakings.................................................................................	4-1
(d) Security Deposit............................................................................	4-1
(e) Right-of-Way Application.............................................................	4-2
(f) Lease Application..........................................................................	4-2
4.02 Conditions Precedent................................................................................	4-2
(a) Directive........................................................................................	4-2
(b) Orders-in-Council.........................................................................	4-3
(c) Lease and Right of Way Applications Approved..........................	4-3
4.03 Grant of Approved Leases and Rights-of-Way.........................................	4-3

ARTICLE 5 DEVELOPMENT
5.01 Obligations of Fortress..............................................................................	5-1
5.02 Changes to the Mountain Development Plan............................................	5-1
5.03 Amending the Mountain Development Plan.............................................	5-1
5.04 Location of Lift 14.....................................................................................	5-2
5.05 Obligation of Fortress to Carry Out Improvements...................................	5-2
5.06 Manner of Carrying out Improvements.....................................................	5-4
5.07 Location of Improvements.........................................................................	5-5
5.08 Improvements Outside the Designated Area.............................................	5-5
(a) Conveyance of Parking Areas........................................................	5-5
(b) Amending the Designated Area.....................................................	5-6
(c) Ski Slopes and Trails.....................................................................	5-6
5.09 Approval of Plans......................................................................................	5-7
5.10 Access........................................................................................................	5-8
(a) To Parking Areas...........................................................................	5-8
(b) To Lifts..........................................................................................	5-8
(c) Survey............................................................................................	5-8
(d) Ski Slopes and Trails.....................................................................	5-9

ARTICLE 6 TENURE
6.01 Survey......................................................................................................	6-1
6.02 Finalizing the Tenure...............................................................................	6-2
6.03 Amending the Right-of-Way...................................................................	6-2

6.04 Duration of Tenure..................................................................................	6-2
6.05 Obligation................................................................................................	6-3
6.06 Right-of-Way Lands................................................................................	6-3

ARTICLE 7 COVENANTS OF FORTRESS
7.01 Compliance with Laws...........................................................................	7-1
7.02 Environmental Impact.............................................................................	7-1
7.03 Standards of Operation...........................................................................	7-1
7.04 Management............................................................................................	7-1
7.05 Insurance.................................................................................................	7-1
7.06 Taxes.......................................................................................................	7-4

ARTICLE 8 FEES
8.01 Fees.........................................................................................................	8-1
8.02 Review of Percentage.............................................................................	8-1
8.03 Gross Revenue........................................................................................	8-2
8.04 Fiscal Year...............................................................................................	8-2
8.05 Books, Audit...........................................................................................	8-2
8.06 Fees under the Land Act.........................................................................	8-2

ARTICLE 9 SECURITY DEPOSIT/SECURITY BOND
9.01 Security Deposit.....................................................................................	9-1
9.02 Use of Security Deposit on Default.......................................................	9-2
9.03 Security Bond.........................................................................................	9-2
9.04 Use of Security Bond on Default...........................................................	9-2

ARTICLE 10 TRANSFERS AND ENCUMBRANCES
10.01 Disposing................................................................................................	10-1
10.02 Encumbrances.........................................................................................	10-2
10.03 Liens.......................................................................................................	10-2

ARTICLE 11 EVENTS OF DEFAULT REMEDIES
11.01 Events of Default....................................................................................	11-1
11.02 Remedies................................................................................................	11-4
11.03 Appointment of a Receiver or Receiver-Manager..................................	11-5
11.04 Lift, Buildings, Ski Slopes......................................................................	11-6

ARTICLE 12 IMPROVEMENTS
12.01 Definitions.............................................................................................	12-1
(a) Removable Improvements.........................................................	12-1
(b) Depreciated Book Value............................................................	12-1
(c) Net Realizable Value.................................................................	12-2
(d) Structural Improvements...........................................................	12-2
(e) Structural Improvement Value..................................................	12-2
12.02 Ownership of Improvements.................................................................	12-2
12.03 Right to Purchase Removable Improvements.......................................	12-3
12.04 Payment for Structural Improvements..................................................	12-4

12.05 Option to Purchase................................................................................	12-5
12.06 Arbitration.............................................................................................	12-6

ARTICLE 13 GENERAL
13.01 Further Acts.............................................................................................	13-1
13.02 Severability..............................................................................................	13-1
13.03 Indemnity.................................................................................................	13-1
13.04 Relationship of the Parties.......................................................................	13-1
13.05 Force Majeure.........................................................................................	13-2
13.06 Public Funds............................................................................................	13-2
13.07 Grant........................................................................................................	13-2
13.08 Notice......................................................................................................	13-2
13.09 Interpretation...........................................................................................	13-3
13.10 Benefit and Binding................................................................................	13-4
13.11 Entire Agreement.....................................................................................	13-4
13.12 Legislation...............................................................................................	13-4
13.13 Term........................................................................................................	13-4
13.14 Survival of Article 12..............................................................................	13-4

SCHEDULES
A Directive of Minister - Section 13	A-1
B Plan	B-1
C Design and Development Criteria	C-1
Part I: Site Analysis	C-1
Part II: Design Criteria	C-2
Part III: Development Criteria	C-3
Part IV: Phase I	C-4
D Environmental Requirements	D-1
E Operating Covenants	E-1
F Mountain Development Plan	F-1
G Form of Lease	G-1
H Form of Right-of-Way	H-1
I Undertaking - Article 4.01(d)	I-1
J Security Deposit - Article 4.01(d)	J-1
K Order in Council - Prohibited Uses	K-1
L Order in Council - Duration of Tenure	L-1

DEVELOPMENT AGREEMENT
THIS AGREEMENT dated for reference the 1st day of May, 1979.
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA as represented by the Minister of Lands, Parks and Housing
(hereinafter called the “Province”)
AND:
FORTRESS MOUNTAIN RESORTS LTD., a company continued under the laws of Canada and registered extra-provincially in the Province of British Columbia, having an office at 2600 - 700 West Georgia Street, in the City of Vancouver, in the Province of British Columbia
(hereinafter called “Fortress”)
W H E R E A S :
A.    By proposal call made September, 1976 as amended on or about April 27, 1978, the Province called for proposals with respect to ski-recreation development on certain Crown lands situate on Blackcomb Mountain, in the Province of British Columbia.
B.    Upon reviewing proposals received, including the proposal submitted by Fortress dated September l, 1978, Fortress was selected by the Province to carry out the development on the terms and conditions herein contained and subject to obtaining all necessary governmental approvals.
NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the covenants and agreements herein contained, the parties hereto covenant, agree, represent and promise as follows:

ARTICLE 1
DEFINITIONS
In this Agreement and in the Schedules hereto unless the context otherwise requires:

1.01	"Architect or Engineer" means the architect or engineer appointed by Fortress from time to time to whose appointment the Minister has no reasonable objection;

1.02	"Aspen" means Aspen Skiing Corporation, a corporation incorporated under the laws of the State of Delaware;

1.03	"Auditor" means a national firm of independent chartered accountants carrying on business in the Province of British Columbia;

1.04
"Base Area" means the area at the base of Blackcomb Mountain, as shown outlined in green on Schedule “B” hereto as it may be amended from time to time as provided in Article 5.08 herein together with any part of the lands shown as parcel A, B or C of Part II of Schedule “B” acquired by Whistler Land Co. from the Province;

1.05	"Capital Budget" for Phase I means the capital budget for completion of Phase I, which is estimated to be as set forth in Part IV of Schedule “C” hereto;

1.06	"Cumulative Capacity" of a Phase means the number set out in the third column of the chart on the first page of Part III of Schedule “C” hereto with respect to that Phase;

1.07	"Day Skier Facility" means the day skier facility to be built on the area shown outlined in yellow on the Third Schedule to Schedule “F” hereto and marked “Day Skier Facility”;

1.08
"Day Skier Visits" means the total number of people (exclusive of employees and agents of Fortress) in a particular day which use any of the Lifts, regardless of whether the use is pursuant to a day ticket, pass for a fixed period of time, season pass, ski school arrangement or otherwise;

1.09	"Designated Area" means the area shown outlined in red on Schedule “B” hereto, as it may be amended from time to time as provided in Article 5.08 herein;

1.10	"FBDB" means Federal Business Development Bank;

1.11	"Foreign Investment Review Act" means the Foreign Investment Review Act of Canada (S.C. 1973-74, c.46 and amendments thereto);

1.12	"Fortress Proposal" means the “Blackcomb Mountain Development Proposal” submitted by Fortress to the Province and dated September 1, 1978;

1.13
"Gross Revenue" means the entire amount of receipts or receivables of Fortress or any other party for the right to use the Lifts or parking facilities as provided in paragraph (u) of Schedule “E” hereto, including without limitation the amount paid by the user of the Lifts for a day ticket, pass for a fixed period, season or other pass and the amount paid by the user of the parking facilities. If the right to use the Lifts or the parking facilities is included in a package, there shall be included in Gross Revenue that portion of the package price which represents the lift ticket or parking charge component thereof, provided that in no event shall such lift ticket or parking charge component be less than an amount equal to the percentage of the package price that the regular price of the lift ticket or parking charge is to the total of the regular prices for all components included in the package. Provided however that uncollectable receivables written off by Fortress in accordance with generally accepted accounting principles shall be deducted from Gross Revenue in the fiscal year on which they are written off. Any subsequent recoveries of such receivables shall be included in Gross Revenue in the fiscal year in which they are recovered;

1.14
"Improvement" means any Lift (including the Lift Terminal Facility, pylons, cables, gondolas, chairs, equipment and machinery used exclusively in connection therewith), building, structure, road, parking area, ski slope, trail, facility, clearing or other work of a physical character carried out in, under, on or above the Designated Area, Base Area or the Town Centre pursuant to this Agreement;

1.15	"Land Act" means the Land Act of British Columbia (S.B.C. 1970, c.17 and amendments thereto);

1.16
"Land Use Contract" means the contract for the development of the Base Area between Whistler, Whistler Land Co. and Fortress adopted by Whistler on January 8, 1979 and registered in the Vancouver Land Registry Office on January 11, 1979 under No. G2520 as it may from time to time be amended;

1.17	"Lift" means a ski lift to be constructed pursuant to this Agreement;

1.18	"Lift Terminal Facility" means the structure at either end of a Lift for the loading and unloading of skiers and any building used primarily to house the mechanical and structural end of a Lift;

1.19	"Maintenance Facility" means the maintenance facility to be built on the area shown outlined in yellow on the Third Schedule to Schedule “F” hereto and marked “Maintenance Facility”;

1.20
"Minister" means the member of the Executive Council of the Province of British Columbia from time to time charged with the administration of the Land Act and includes any person authorized by the Province or the Minister to grant any approvals or carry out any acts to be granted or carried out by the Minister under the Land Act or this Agreement;

1.21
"Mountain Development Plan" means the conceptual master plan for the total development of the Designated Area (including the construction of Improvements referred to herein in the Base Area and the Town Centre) into a high quality recreational ski area as part of a destination resort prepared in accordance with Articles 5.02, 5.03 and 5.04. The present Mountain Development Plan is attached hereto as Schedule “F”;

1.22	"Option" means that particular agreement between Fortress and Whistler Land Co. registered in the Vancouver Lane Registry Office under No. G2518 and G25l9;

1.23	"Phase" means all the work to be completed by Fortress in a particular stage of the development as set forth in Schedule “C” hereto;

1.24	"Phase I" means the work described in Part IV of Schedule “C” hereto;

1.25	"Prohibited Uses" means uses of the Designated Area prohibited pursuant to Section 58 of the Land Act and includes uses to be prohibited by the Order-in-Council referred to in Article 4.02(b);

1.26	"Provincial Ski Area Policy" means the policy (if any) of the Province in effect from time to time governing ski areas;

1.27	"Right-of-Way Lands" means lands within the Base Area or the Town Centre over which the Province at any time and from time to time has a right-of-way from Whistler Land Co. for an Improvement;

1.28	"SAOT Formula" means the Skier At One Time Formula described in Schedule “E” of the Land Use Contract;

1.29	"Season" means the period commencing on the fourth Thursday in November in any year (American Thanksgiving) and continuing for the next following 149 days;

1.30
"Substantial Completion" as applied to any Improvement means the condition arrived at, as certified by the Architect or Engineer, when the same has been completed in accordance with the design, plans and specifications for such Improvement and is in a condition of presentable appearance and appropriate and available for use and operation with the exception of minor deficiencies which do not interfere with such appearance, use and operation and as applied to any Phase means the Substantial Completion of all Improvements in that Phase;

1.31
"Town Centre" means the town centre of Whistler located approximately as shown outlined in brown on Schedule “D” hereto and more particularly described as Block B of District Lot 3020 and District Lots 1902 and 3865, Group 1, New Westminster District;

1.32
"Utilization" with respect to a Season means the aggregate of the Day Skier Visits during the Season divided by 150 and with respect to Weekdays mean the aggregate of the Day Skier Visits on Weekdays during a Season divided by the number of weekdays during that Season and with respect to Weekends and Holidays means the aggregate of the Day Skier Visits on Weekends and Holidays during a Season divided by the number of days of Weekends and Holidays during that Season;

1.33	"Weekdays" means clays other than Weekends and Holidays;

1.34
"Weekends and Holidays" means Saturday, Sunday, statutory holidays in British Columbia, the third Monday in February (George Washington’s birthday), the fourth Thursday in November (American Thanksgiving) and days in which public schools in British Columbia are not required to be open pursuant to the Public Schools Act and regulations thereunder;

1.35	"Whistler" means the Resort Municipality of Whistler, a resort municipality incorporated under the laws of the Province of British Columbia; and

1.36	"Whistler Land Co." means Whistler Village Land Co. Ltd., a company incorporated under the laws of the Province of British-Columbia.

ARTICLE 2

STATEMENT OF OBJECTIVES

2.01
Objective. It is the intention of the Province and Fortress that Fortress will develop the Designated Area and construct the Improvements in accordance with high quality industry standards into a recreational ski area as part of a destination resort with approximately fourteen chair lifts, three restaurants and various auxilliary facilities and services to be operated over a season of approximately 150 days per year and accommodating approximately 13,000 skiers per day based on the SAOT Formula of all levels of skier skill and will also provide facilities suitable for general recreation of the type contemplated in paragraph (k) of Schedule “E” hereto.

2.02
Development Phases. It is proposed that the development will be carried out in ten phases as set forth herein, Phase to commence forthwith and be completed by December 1, 1980 and to include four triple chair lifts, one surface beginner lift, two mountain restaurants and the capacity to accommodate at least 3,900 skiers.

ARTICLE 3
REPRESENTATIONS OF FORTRESS
Fortress represents and warrants as follows:

3.01	Good Standing. Fortress is a company continued .and in good standing with respect to the filing of returns under the Canada Business Corporations Act;

3.02
Registered in British Columbia. Fortress is registered extra-provincially in British Columbia and is in good standing with respect to the filing of returns in the Office of the Registrar of Companies of British Columbia;

3.03
Capacity and Authority. Fortress has all Corporate capacity and authority necessary to enable it to enter into this Agreement and to carry out its obligations under this Agreement and has capacity to hold lands in British Columbia and to be the recipient of a disposition of Crown lane’s under the Land Act;

3.04
Shareholdings. Each of Aspen and FBDB is the registered and beneficial owner of one-half of each class of issued and outstanding shares in the capital of Fortress and no person has any option or right to acquire any of the shares held by FBDB or Aspen or any of the unissued shares in the capital of Fortress other than pursuant to the pre-emptive rights contained in the Articles of Continuance of Fortress dated October 27, 1978;

3.05
Financial Information. The financial information set forth in Appendix “E” of the Fortress Proposal was prepared in accordance with generally accepted accounting principles applied on a basis consistent with previous years, was true and correct in every particular on September 1, 1978 and presents fairly and accurately the financial condition and position of Fortress, Aspen and FBDB as at September 1, 1978 and the results of their operations to that date;

3.06	Changes Affecting Financial Information. Since September 1, 1978, there have been no material adverse changes in the financial position or condition of Aspen or FBDB;

3.07	Management. Aspen has undertaken to provide Fortress with all management and technical expertise necessary for Fortress to carry out its obligations under this Agreement; and

3.08
Feasibility. Fortress has reviewed the terrain and weather conditions in the Designated Area, the Bylaws of Whistler, the plans for the Town Centre and the Community Plan for Whistler, and has conducted all other studies necessary to permit it to assess the feasibility of the development as contemplated herein.

ARTICLE 4
CONDITIONS OF AGREEMENT

4.01	Documents to be delivered by Fortress. Prior to or contemporaneously with the execution of this Agreement, Fortress will deliver the following to the Minister:

(a)	Security Bond. A $10,000 security bond in form satisfactory to the Minister or a certified cheque payable to the Minister in the amount of $10,000, to be used as provided in Article 9 herein.

(b)	Financial Plan. A financial plan for financing the Capital Budget of Phase I.

(c)
Undertakings. Undertakings to Fortress and the Province in the form set forth in Schedule “I” from each of FBDB and Aspen to contribute to Fortress by way of equity or shareholder’s loan not less than twenty (20%) per cent of the Capital Budget to a maximum of $2,000,000 each as needed for Phase I and not to permit Fortress to repay such amounts, whether by dividend, repurchase or redemption of shares or otherwise, until after Substantial Completion of Phase I.

(d)
Security Deposit. An irrevocable undertaking of FBDB in the form set forth in Schedule “J” to pay up to $820,000, as security for the due performance by Fortress of its obligations hereunder in Phase I, which undertaking will be dealt with as provided in Article 9 herein.

(e)
Right-of-Way Application. An application under the Land Act for a grant of right-of-way substantially in the form of Schedule “H” over each parcel of land outlined in red on Schedule “F” hereto (except Lift 9 alternate) and over which Fortress is to construct an Improvement that is a Lift, Lift Terminal Facility or a water, sewer, power or telephone line.

(f)
Lease Application. An application under the Land Act for a lease substantially in the form of Schedule “G” of each parcel of land outlined in, blue on Schedule “F” hereto and within which Fortress is to construct improvements which, in accordance with the Mountain Development Plan, will be a building (other than a Lift Terminal Facility), parking area, water system, septic tank or water disposal system.

4.02
Conditions Precedent. Notwithstanding anything herein in this Agreement to the contrary, this Agreement shall not take effect unless the Province has by 10 o’clock in the evening on Wednesday the 9th of May, 1979 delivered the following documents to Fortress or Fortress has prior to that time waived the necessity to receive all or some of said documents:

(a)	Directive. A copy of a directive pursuant to Section 13 1- of the Land Act in the form attached hereto as Schedule “A” certified by the Minister;

(b)	Orders-in-Council. A certified copy of;

(i)	An Order-in-Council made pursuant to Section 58 of the Land Act in substantially the same form as set forth in Schedule “K” hereto;

(ii)	An Order-in-Council pursuant to Sections 18 and 37 of the Land Act in substantially the same form as set forth in Schedule “L” hereto.

(c)
Lease and Right of Way Applications Approved. A letter from the Regional Land Manager of the Land Management Branch of the Province approving the lease and right-of-way applications referred to in Article 4.01 (e) and (f) and confirming that the leases and rights-of-way will be granted by June 15, 1979.

4.03
Grant of Approved Leases and Rights-of-Way. The Province covenants that any leases or rights-of-way approved by the letter from the Regional Land Manager referred to in Article 4.02(c) above will be issued by June 15, 1979.

ARTICLE 5
DEVELOPMENT

5.01
Obligations of Fortress. Fortress will, at its own expense and subject to the terms hereof, carry out the development and operation of the Designated Area and other areas on which Improvements will be located in the manner and on the terms and conditions set forth herein and will provide all labour, materials, supplies, services and all Improvements necessary to carry out the development and operation to high quality industry standards of a recreational ski area as part of a destination resort.

5.02
Changes to the Mountain Development Plan. Any material changes hereafter made by Fortress to the Mountain Development Plan will be submitted to the Minister for approval, which approval will not be unreasonably withheld. Fortress shall not construct any Lift, restaurant, ski slope or other significant Improvement unless shown on the Mountain Development Plan attached as Schedule “F” hereto or an amended Mountain Development Plan approved by the Minister.

5.03
Amending the Mountain Development Plan. Fortress will continually review and re‑evaluate the Mountain Development Plan in accordance with its planning for the development of Blackcomb Mountain, changing technology and changing public requirements and will, subject to Article 5.02 hereof, modify, alter and amend the Mountain Development Plan from time to time as may be necessary in the circumstances in conformity with the design and development criteria in Schedule “C” hereto, showing conceptually and by accompanying schedules all of the work required to carry out all the Phases and in particular:

(a)	The approximate location of each Lift, restaurant, ski slope and other significant Improvement;

(b)	The estimated time of commencement and completion of each Phase in the next ensuing five year period and a more detailed one year construction plan; and

(c)	Brief specifications for each Lift, restaurant and other significant Improvement.

5.04
Location of Lift 14. Fortress agrees that the location of Lift 14 shown on the Mountain Development Plan when constructed will not physically encroach on the existing Olympic ski run on Whistler Mountain and Fortress covenants that the said Lift and its trail system when constructed will not impede skier access from Whistler Mountain to the Town Centre.

5.05	Obligation of Fortress to Carry Out Improvements. Fortress will complete the Improvements in Phases in the following manner:

(a)	Fortress will carry out all Improvements necessary or required to complete Phase I on or before December 1st, 1980;

(b)
Upon completion of Phase I, Fortress will commence and carry out all of the Improvements necessary or required for each subsequent Phase until all Phases have been completed, provided however that Fortress will not be obliged to construct all of the Improvements required or necessary for any succeeding Phase after Phase I until the following criteria have occurred:

(i)	The obligation to proceed from any Phase in Phases I to IV inclusive to the next succeeding Phase will occur when the Utilization for that Phase on Weekdays is thirty-five percent (35%) and on Weekends and Holidays is eighty percent (80%) of the Cumulative Capacity of that Phase, and

(ii)
The obligation to proceed from any Phase in Phases V to IX inclusive to the next succeeding Phase will occur when the Utilization for a Season for that Phase is sixty percent (60%) of the Cumulative Capacity of that Phase.

(c)
Notwithstanding Article 5.05(b) and provided there is not any material default by Fortress under the Land Use Contract, the obligation of Fortress to proceed from a completed Phase to the next succeeding Phase shall be suspended for so long an Fortress is prevented from carrying out any further development in the Base Area, in respect of which BU’s (as defined in the Land Use Contract) have been earned under the Land Use Contract, as a result of the Whistler Approving Officer failing to approve an application for subdivision, prepared in compliance with the Municipal Act, Land Registry Act (or similar legislation) and regulations thereunder, the Land Use Contract and the applicable Whistler By-laws, upon the grounds set out in section 96 of the Land Registry Act or any similar section in any replacement legislation, and such subdivision plan remains unapproved or is not ordered deposited after Fortress has diligently and in good faith taken or caused to be taken all action reasonable and appropriate in the circumstances to obtain approval or a deposit order of the subdivision plan including appealing the decision of the Approving Officer in the manner provided by law;

(d)
Fortress will not without the consent of the Minister, which consent will not be unreasonably withheld, commence any Improvements in a Phase unless all the Improvements in all preceding Phases have been completed; and

(e)	Notwithstanding Articles 5.05(b) and (d), Fortress will carry out the construction of Lift No. 5 when the criteria in sub-paragraph (b)(4) of Part IV of Schedule “C” hereto have been met.

5.06	Manner of Carrying out Improvements. In carrying out the Improvements, Fortress will:

(a)
Carry out all Improvements pursuant to this Agreement in a diligent and workmanlike manner substantially in accordance with the Mountain Development Plan and the design and development criteria in Schedule “C”;

(b)
Do all acts and things required by, and carry out all construction and complete all Improvements in accordance with, the provisions of applicable statutes, by-laws, orders and regulations of the Province, Whistler and other public authorities, whether federal, provincial or municipal, including without limitation the National Building Code and other codes applicable to the Improvements; and

(c)
Keep and maintain at its cost and expense all Improvements in good order and condition and structurally sound. All repairs will be in all respects of a standard at least substantially equal in quality of material and workmanship to the original material and work in and on the Improvements and will meet the requirements of municipal and other public authorities.

5.07
Location of Improvements. All Improvements when constructed will be located within the Designated Area, Right-of-Way Lands or lands conveyed to the Province except ski slopes and trails, the Day Skier Facility and the Maintenance Facility and certain

Improvements in the Town Centre described in paragraph (c) of Part III of Schedule “C” hereto.

5.08	Improvements Outside the Designated Area.

(a)
Conveyance of Parking Areas. Prior to construction of any Improvement which will be a parking area all or part of which is located outside the Designated Area, Fortress will convey or cause to be conveyed to the Province without cost to the Province the lands outside the Designated Area on which the parking area will be located, free and clear of any liens, charges and encumbrances except the Land Use Contract, the Covenant (as defined in the Land Use Contract), exceptions and reservations contained in the original Crown grant and utility rights-of-way and easements. Provided however that if Fortress has applied under the Land Act for a lease for such parking area on those lands, the conveyance will be conditional upon the grant by the Province of the lease in accordance with Article 6 herein.

(b)
Amending the Designated Area. Except for conveyances in Article 5.08(a), if Fortress desires for any reason to include within the Designated Area any portion of the Base Area, the Province will accept a conveyance of such portion without cost to the Province and, if the Minister so directs pursuant to Section 13 of the Land Act, extend the boundaries of the Designated Area to include such portion provided that:

(i)	The portion has been subdivided from the Base Area in accordance with applicable laws and regulations; and

(ii)	The portion is free and clear of any liens, charges and encumbrances except the Land Use Contract, the Covenant (as defined in the Land Use

Contract), exceptions and reservations contained in the original Crown grant and utility rights-of-way and easements and has no improvements or works constructed thereon other than Improvements.

(c)
Ski Slopes and Trails. Not later than twelve (12) months after Substantial Completion of any ski slope or trail constructed by Fortress all or part of which is located outside the Designated Area or within such extended period of time as the Minister may allow, Fortress will prepare and deliver to the Province a final survey plan encompassing the lands outside the Designated Area actually occupied by the ski slope or trail. The survey plan will be prepared in accordance with the instructions issued from time to time by the Surveyor-General under the appropriate legislation governing such survey.

5.09	Approval of Plans

(a)
Prior to construction of any Improvement that is to be a restaurant or other building, including a building comprising part of a Lift Terminal Facility, Fortress will submit to the Minister for his approval a copy of the plans and specifications for such restaurant or other building showing in reasonable detail the nature and purpose of such Improvement, which approval will not be unreasonably withheld if the plans and specificiations are substantially in accordance with this Agreement and in particular the Mountain Development Plan.

(b)
Prior to construction of any Improvement for which a lease has been granted, Fortress will submit to the Minister for his approval, which approval will not be unreasonably withheld, a plan showing the final location of the Improvement and the boundaries of the lands within the lease reasonably required for the operation, maintenance and intended use of such Improvement.

(c)
Prior to construction of any Improvement for which a right-of-way has been granted, Fortress will submit to the Minister for his approval, which approval will not be unreasonably withheld, a plan showing the final location of such Improvement within the right-of-way.

(d)	The Improvements referred to in Article 5.09 will be constructed substantially in accordance with the plans approved by the Minister as aforesaid.

5.10	Access

(a)
To Parking Areas. Fortress covenants to provide or cause to be provided reasonable public access by way of road to each parking area required hereunder, the access to be as determined by Fortress and approved by the Minister, such approval not to be unreasonably withheld.

(b)
To Lifts. Fortress covenants to provide or cause to be provided reasonable public access in accordance with Article 5.10(c) having a width of not less than ten feet from a reasonably close parking area to the bottom of each of Lifts 2, 6, 7, and 9, the access to be as determined by Fortress and approved by the Minister, such approval not to be unreasonably withheld.

(c)
Survey. As soon as possible after Substantial Completion of each of Lifts 2, 6, 7, and 9, and in any event within twelve months thereafter, Fortress will determine the location of the access required under Article 5.10(b). At the request of the Province, the access will be surveyed by the Province at its expense and Fortress subject to its right to do so pursuant to the Option will at the expense of the

Province cause the surveyed area to be dedicated or conveyed to the Province, free and clear of any liens, charges and encumbrances except the Land Use Contract, the Covenant (as defined in the Land Use Contract), exceptions and reservations contained in the original Crown grant and utility rights-of-way and easements. Provided however that if Fortress has applied under the Land Act for a right-of-way for the access, the dedication or conveyance will be conditional upon the grant by the Province of the right-of-way in accordance with Article 6 herein.

(d)
Ski Slopes and Trails. Fortress covenants to provide or cause to be provided reasonable public access for skiers by way of ski slopes and trails from the Designated Area to the bottom of all Lifts, the access to be as determined by Fortress and approved by the Minister, such approval not to be unreasonably withheld. At the request and expense of the Province, Fortress subject to its right to do so pursuant to the Option will dedicate or convey or cause to be dedicated or conveyed to the Province the access, free and clear of any liens, charges and encumbrances except the Land Use Contract, the Covenant (as defined in the Land Use Contract) and exceptions and reservations contained in the original Crown grant.

ARTICLE 6
TENURE

6.01
Survey. Not later than twelve (12) months after Substantial Completion of construction of any Improvement for which a lease or right-of-way has been granted or within such extended period of time as the Minister may allow, Fortress will prepare a final survey plan as follows:

(a)
For any Improvement for which a right-of-way has been granted, the survey plan shall encompass those lands within the right-of-way reasonably required for such Improvement which will unless the approval of the Minister is first had and obtained, encompass not more than a strip of lands 50 feet in perpendicular width lying between lines parallel to and situated such number of feet as may be designated by Fortress from each side of the centre line of such Improvement and shown in the survey plan;

(b)
For any Improvement for which a lease has been granted, the survey plan will encompass those lands within the lease actually occupied by such Improvement and all appurtenances thereto or such larger area as the Minister may have approved pursuant to Article 5.09(b).

The survey plan will be prepared in accordance with the instructions issued from time to time by the Surveyor-General under the appropriate legislation governing such survey.

6.02	Finalizing the Tenure.

(a)
Upon acceptance of the survey plan by the Surveyor-General, Fortress will affix the accepted survey plan to the appropriate grant of right-of-way or lease for the Improvement described in such survey plan and thereafter the survey plan so attached will in all respects establish, govern and define the land forming the subject matter of such grant of right-of-way or lease and any surplus lands shall be released and discharged from the rights therein granted.

(b)
If the survey plan includes lands outside the Designated Area, the subject matter of the lease or right-of-way will not include those lands until conveyed to the Province or until the lands are within the Right-of-Way Lands in which case the rights given by the Province to Fortress will be limited by and be subject to the terms of the right-of-way from Whistler Land Co. to the Province.

6.03
Amending the Right-of-Way. If the location of any right-of-way from Whistler Land Co. to the Province is altered to a location agreed by Fortress, the Province and Whistler Land Co., such agreement not to be unreasonably withheld, by any of those parties to correspond with the development and servicing of the Town Centre, any corresponding right-of-way from the Province to Fortress will be similarly altered.

6.04	Duration of Tenure. Each lease or right-of-way issued to Fortress hereunder shall commence on the date of issuance and shall terminate on May 1, 2029.

6.05	Obligation. Notwithstanding Article 5.05, Fortress is not obliged to construct an Improvement constituting a Lift, Lift Terminal Facility or a building unless:

(a)
the tenure in respect of that part of the Improvement in the Designated Area or on Right-of-Way Lands or on lands conveyed to the Province shall have been granted (provided the necessary application therefor has been made by Fortress); and

(b)
the time from the date Fortress becomes obliged under Article 5.05 to construct the Improvement to the expiry of the term of tenure is at least twenty years; provided however that the Minister may, in his discretion, issue a new right-of-

way and lease in substitution for each right-of-way and lease issued hereunder for a term of twenty years and otherwise on the same terms as the original right-of-way or lease, in which case Fortress shall construct the Improvement. The original rights-of-way and leases will automatically terminate upon the issuance of such substitute rights-of-way and leases.

6.06	Right-of-Way Lands. The Province covenants as follows;

(a)	forthwith after execution to provide Fortress with a copy of each right-of-way to the Province from Whistler Land Co. in respect of which a corresponding right-of-way is granted to Fortress hereunder;

(b)	to cure within a reasonable time any default of the Province under such right-of-way from Whistler Land Co. described in Article 6.06(a); and

(c)	not to amend any right-of-way from Whistler Land Co. described in Article 6.06(a) without the prior consent of Fortress, such consent not to be unreasonably withheld.

ARTICLE 7
COVENANTS OF FORTRESS
Fortress covenants as follows:

7.01	Compliance with Laws. Fortress will comply with all laws applicable to the construction, operation and maintenance of a ski-recreation area and Improvements in the Designated Area;

7.02
Environmental Impact. Without restricting the generality of Article 7.01, Fortress will use all reasonable efforts to minimize the adverse environmental impact of the development contemplated herein and will comply in all material respects with the environmental requirements set forth in Schedule “D” hereto;

7.03
Standards of Operation. Fortress will operate the Designated Area in accordance with high quality industry standards of operation for a recreation ski area as part of a destination resort and will, without limiting the generality of the foregoing, comply with all its operating covenants set forth in Schedule “E” hereto;

7.04	Management. Aspen will provide all management and technical expertise necessary for Fortress to carry out its obligations under this Agreement;

7.05	Insurance.

(a)	At its expense, Fortress will take out or cause to be taken out and keep or cause to be kept in force at all times, the following policies of insurance:

(i)
fire insurance and extended coverage supplemental risks contracts on all Improvements in an amount not less than 100% of the full replacement cost thereof (but which may exclude foundations and permit a reasonable deductible having due regard to the net worth from time to time of Fortress):

(ii)
comprehensive public liability insurance in respect of claims for personal injury, death or property damage arising out of any one occurrence and in respect of liability assured under Article 13.03 of this Agreement, to an amount not less than [illegible] which amount shall be adjusted from time to time in keeping with amounts customarily carried by prudent operators of similar ski areas in Canada, and which policy may permit a reasonable deductible amount having due regard to the net worth from time to time of Fortress; and

(iii)
such other insurance as would be maintained by a prudent operator at a ski area in Canada including without limitation policies of insurance to cover the risk, if any, associated with the operation of any motor vehicle and aircraft (fixed wing or otherwise);

(b)	Fortress will cause each such policy to provide as follows:

(i)	the Province will be a named insured under the policy;

(ii)	the insurer will be prevented from exercising any rights of subrogation against the Province;

(iii)	the policy will afford protection to the Province in respect of cross‑liability between the Province and Fortress; and

(iv)	the coverage under the policy will not be cancelled or any provisions changed or deleted unless 30 days’ prior written notice is given to the Minister by the insurer;

(c)
Fortress will provide the Minister from time to time upon request with proof that all premiums under the policies have been paid and that the policies are in full force and effect containing the above terms;

(d)	All proceeds of the insurance referred to in Article 7.05(a)(i) will be dealt with as follows:

(i)	the proceeds will be used for the repair or rebuilding of Improvements damaged or destroyed by the hazard insured against;

(ii)	any excess of such insurance proceeds over the amount required to make good such damage or destruction will belong to Fortress and be paid to it; and

(iii)
the proceeds will be payable to Fortress or its mortgage creditor as their interests may appear and when received by Fortress or its mortgage creditor will be held in trust for Fortress and the Province (with any interest which may accrue thereon) to be dealt with in accordance with this Article 7.05(d);

(e)
Fortress will procure from each mortgage creditor an agreement with the Province that the insurance proceeds will be dealt with as herein provided, notwithstanding any default under such creditor’s mortgage; and

(f)	Fortress will not assign or otherwise alienate any proceeds payable under any such insurance except subject to the terms of this Article 7.05.

7.06
Taxes. Fortress will pay when due all taxes, rates, assessments, levies or dues against tenures granted under Article 6 and all Improvements constructed or installed and all business and operations of Fortress conducted hereunder.

ARTICLE 8
FEES

8.01	Fees. In consideration of the development rights granted herein and as rental for all leases and rights-of-way granted hereunder, Fortress will pay to the Province:

(a)
for leases and rights-of-way issued prior to January 1, 1981, an initial fee of $100 per annum or any part thereof for each lease or right-of-way issued hereunder payable in advance on the date of issuance and on January 1, 1980;

(b)	a minimum fee (hereinafter called the “Minimum Fee”) of $4,500 per annum payable in advance on January 1, 1981 and on January 1 in each and every year thereafter during the term of this Agreement; and

(c)
a percentage fee (hereinafter called the “Percentage Fee”) of two percent (2%), or such other percentage determined in accordance with Article 8.02, of the Gross Revenue of Fortress calculated in respect of each fiscal year of Fortress, less the Minimum Fee prorated over the fiscal year.

8.02
Review of Percentage. The percentage of the Percentage Fee will be reviewed by the Province on December 1, 1990 and on each tenth anniversary of that date and the Province may at each such reviewing increase the percentage by such amount as it may determine but no increase shall be more than one-half of one percent (1/2%) and no increase will be so large as to cause the percentage to be greater than that charged by the Province under any Provincial Ski Area Policy then in effect.

8.03	Gross Revenue. Within ninety (90) days after the end of each fiscal year, Fortress will provide the Province with a detailed statement of Gross Revenue during the fiscal year audited by the Auditor of Fortress together with payment of the Percentage Fee as required by Article 8.01.

8.04	Fiscal Year. Fortress will give notice in writing to the Province of its fiscal year and any changes therein. No fiscal year of Fortress will exceed twelve (12) months.

8.05
Books, Audit. The Province will have the right to inspect and take copies of and cause an audit to be taken by an independent auditor of the books and records of Fortress pertaining to Gross Revenue upon reasonable notice at reasonable times.

8.06
Fees under the Land Act. The fees provided in Article 8.01 are in addition to the fees provided in the Land Act or regulations thereunder in effect from time to time in respect of the processing of applications for the grant of leases and rights-of-way over Crown land.

ARTICLE 9
SECURITY DEPOSIT/SECURITY BOND

9.01	Security Deposit. Subject to Article 9.02, the obligation of FBDB under the undertaking described in Article 4.01(d) will be released as follows:

(a)	twenty-five percent (25%) upon receipt by the Minister of a certificate from the Architect or Engineer that twenty-five percent (25%) of Phase I is in a state of Substantial Completion;

(b)	twenty-five percent (25%) upon receipt by the Minister of a certificate from the Architect or Engineer that fifty percent (50%) of Phase I is in a state of Substantial Completion;

(c)	twenty-five percent (25%) upon receipt by the Minister of a certificate from the Architect or Engineer that seventy-five percent (75%) of Phase I is in a state of Substantial Completion; and

(d)	the balance 60 days after receipt by the Minister of a certificate from the Architect or Engineer that all of Phase I is in a state of Substantial Completion.
The said undertaking shall be returned to Fortress immediately following FBDB being released from any obligation thereunder as herein provided.

9.02
Use of Security Deposit on Default. The Minister may at any time call upon FBDB pursuant to its undertaking under Article 4.01 (d) to reimburse the Province for all payments, costs and expenses incurred by the Province or the Minister to cure any Default, as hereinafter defined, by Fortress in the performance of its obligations under this Agreement with respect to Phase I.

9.03	Security Bond. Subject to Article 9.04, the security bond described in Article 4.01(a) will be returned to Fortress upon termination of this Agreement.

9.04
Use of Security Bond on Default. The Minister may use the security bond for all payments, costs and expenses incurred by the Minister or the Province to cure any Default by Fortress under this Agreement.

ARTICLE 10
TRANSFERS AND ENCUMBRANCES

10.01
Disposing. Except as provided in Article 10.02, Article 12.02(b) and Article 12.05, Fortress will not sell, assign, transfer or otherwise dispose of any of its rights under or interest in this Agreement, any lease or right-of-way granted hereunder or any Improvements or the business or operations of Fortress in connection therewith (which specifically excludes any business or operation of Fortress arising from the Option) (collectively its “Interest”) except on a sale, assignment, transfer or other disposition of all its Interest with the prior consent in writing of the Minister, which consent will not be unreasonably withheld if:

(a)	Fortress is compelled by a governmental authority of Canada to dispose of its Interest or the disposition is made after December 1, 1984 and

(b)
the party acquiring the Interest is at least fifty percent (50%) owned by a party which is not a non-eligible person within the meaning of the Foreign Investment Review Act, is a high quality developer, manager and operator of a destination ski area, is of good financial standing and reputation, and enters into an agreement with the Province to perform all the obligations of Fortress under this Agreement and under the leases and rights-of-way granted hereunder.

10.02
Encumbrances. Fortress will not mortgage, pledge, charge or otherwise encumber its Interest or any part thereof without the prior consent in writing of the Minister, which consent will not be unreasonably withheld. Any party to whom any of the Interest is mortgaged, pledged, charged or otherwise encumbered will be bound by the terms and conditions of this Agreement and the leases and rights-of-way and in exercising its remedies will have no greater rights than Fortress.

10.03
Liens. Fortress will conduct any construction or other work done by it so as to minimize the possibility of any claim of lien against any part of its Interest and, if any such claim of lien be created, will forthwith take all necessary steps to have the same discharged unless the claim of lien is being contested in good faith and Fortress has taken steps to ensure that the claim will not subject any of its Interest to sale or forfeiture.

ARTICLE 11
EVENTS OF DEFAULT
REMEDIES

11.01	Events of Default. It is an event of default (a “Default”) if any of the following shall occur:

(a)	Fortress fails to pay any amounts payable under Article 8 herein within fifteen days after notice that such payment is due;

(b)
Fortress fails to observe or perform or keep any of its other covenants and obligations under this Agreement or any lease or right-of-way granted hereunder and fails to commence in good faith the curing of such failure as soon as the nature of the failure requires it to be cured and in any event within thirty days after the Province has in writing demanded the curing thereof, or following such commencement fails, within a reasonable time thereafter having due regard to the nature and extent of such failure, to prosecute to completion with diligence and continuity the curing thereof;

(c)
Fortress fails to take reasonable action to prevent or defend diligently any action or proceeding in relation to its Interest or any part thereof for seizure, execution or attachment or which claims possession, sale, foreclosure, the appointment of a receiver or receiver-manager of its assets (except by a mortgagee approved pursuant to Article 10.02), forfeiture or termination and such failure continues for thirty days after the Province has in writing demanded that the same be taken or fails to successfully defend any such action or proceeding;

(d)
Fortress has a decree or order entered by a court of competent jurisdiction adjudging it bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of it under any applicable law relating to bankruptcy or insolvency or appointing a receiver or a trustee of its assets under the “Bankruptcy Act” or decreeing or ordering the winding-up or liquidation of its affairs, institutes proceedings to be adjudicated a bankrupt or insolvent or consents to the institution of bankruptcy or insolvency proceedings against it or files a petition or answer or consent seeking reorganization or release under any applicable laws relating to bankruptcy or insolvency or consents to the filing of any such petition or consents to the appointment of a receiver or receiver-manager (except by a mortgagee approved pursuant to Article 10.02) or makes an assignment for the benefit of creditors or otherwise acknowledges its insolvency;

(e)	Fortress ceases to carry on its business;

(f)	At any time for a period of more than thirty days the Chairman of the Board of Directors of Fortress is not a Canadian citizen;

(g)
Without the prior consent of the Minister, FBDB ceases to be the registered and beneficial owner of fifty percent (50%) of each class of the issued and outstanding shares of Fortress except as a result of a sale or transfer to a person who is not a non‑eligible person within the meaning of the Foreign Investment Review Act or a public offering in Canada;

(h)
Aspen ceases to be the registered and beneficial owner of fifty percent (50%) of each class of the issued and outstanding shares of Fortress without the prior consent of the Minister, which consent will not be unreasonably withheld if:

(i)	Aspen is compelled in law by a governmental authority of Canada to dispose of the shares or the disposition is made after the later of the Substantial Completion of Phase I and December 1, 1984; and

(ii)
the party acquiring the shares is a high quality developer, manager and operator of destination ski areas, is of good financial standing and reputation, and the party enters into an agreement with Fortress and the Province covenanting to provide technical and management expertise to Fortress in connection with the performance of its obligations under this Agreement; or

(i)
Aspen ceases to provide technical and management expertise to Fortress in connection with the performance of its obligations under this Agreement unless the party acquiring its shares in Fortress is a high quality developer, manager and operator of a destination ski area who has covenanted with Fortress and the Province to provide such expertise.

11.02	Remedies. In the event of a Default, the Province nay do any of one or more of the following:

(a)
Pursue any remedy available to it in law or in equity, it being acknowledged by Fortress that specific performance, injunctive relief (mandatory or otherwise) or other equitable relief may be the only adequate remedy for Default;

(b)
Take all actions in its own name or in the name of Fortress as may reasonably be required to cure the Default, in which event subject to Article 11.04, all payments, costs and expenses incurred therefor shall be payable by Fortress to the Province on demand;

(c)	Terminate this Agreement and any lease or right of way granted hereunder;

(d)	Appoint a receiver or receiver-manager as set out in Article 11.03 hereof; or

(e)	Waive the Default provided however that any waiver of a particular Default shall not operate as a waiver of any subsequent or continuing Default.

11.03
Appointment of a Receiver or Receiver-Manager. In the event of a Default, the Province may by instrument in writing appoint a receiver or receiver-manager of the Interest or any part thereof and may remove the receiver or receiver-manager so appointed and appoint another in his stead and the following provisions will take effect:

(a)	Any such receiver or receiver-manager may carry on the business and operations of Fortress or any part thereof;

(b)
Any such receiver or receiver-manager may, with the consent of the Minister in writing, borrow money for the purpose of carrying on the business and operations of Fortress (subject to the limitation in Article 11.04) or for the maintenance of the Improvements or any part or parts thereof or for other purposes approved by the Minister and any amounts so borrowed, together with interest thereon, shall form a charge upon the Interest and all revenues derived from the business and operations of Fortress in connection therewith;

(c)	The Minister may from time to time fix reasonable remuneration for every such receiver or receiver-manager and direct the payment thereof out of revenues derived from the business and operations of Fortress in connection with the Designated Area;

(d)
Every such receiver or receiver-manager will, so far as concerns responsibility for his acts, be deemed the agent of Fortress, and the Minister and the Province will not be in any way responsible for any misconduct or negligence of any receiver or receiver-manager and Fortress hereby agrees to indemnify and hold harmless the Minister and the Province from any action of such receiver or receiver-manager.

Provided however that if a mortgagee approved pursuant to Article 10.02 appoints a receiver or receiver-manager of any part of the Interest, then so long as that receiver or receiver-manager is so appointed the Province will remove any receiver or receiver-manager appointed by it hereunder for such part and will not appoint any receiver or receiver-manager except the one appointed by the said mortgagee.

11.04	Lift, Buildings, Ski Slopes.

(a)	If at any time Fortress:

(i)	commits a Default by failing to construct or commence construction of a Lift, building or ski slope which it is obliged to construct, and

(ii)
notifies the Province in writing immediately after the time it becomes obliged to commence construction, and in any event prior to commencing construction, that it will not so construct because, in the bona fide opinion of Fortress, the construction of such Lift, building or ski slope is economically unfeasible as part of its development and operation of the Designated Area as contemplated hereunder and its development of the

Ease Area for reasons other than the financial position or condition of Fortress and Fortress states in the notice the reasons for such opinion;
then the amount which can he recovered by the Province under Article 11.02(b) if it cures the Default by constructing the Lift, building or ski slope and the amount which can be expended by any receiver or receiver-manager under Article 11.03 to construct the Lift, building or ski slope is limited to $820,000 for a Lift, building or ski slope required to he constructed in Phase I and is limited to $500,000 for a Lift, building or ski slope required to be constructed in any subsequent Phase.

(b)
No Affect on Other Remedies. The limitations provided in Article 11.04(a) do not in any way affect or limit the right of the Province to exercise any other remedy it may have as a result of the Default, including without limitation the rights set forth in Article 11.02(a), (c) and (d) and the right to use the security bond in accordance with Article 9.04 or affect or limit the right of Province with respect to any other Default.

ARTICLE 12
IMPROVEMENTS

12.01	Definitions. For the purposes of this Article:

(a)
"Removable Improvements" means all Lifts within the Designated Area, the Right-of-Way Lands or lands conveyed to the Province and all machinery, equipment, cables, chairs, gondolas, towers and pylons used exclusively in connection therewith, and any Improvements in the Designated Area, the Right‑of‑Way Lands or lands conveyed to the Province which are in the nature of tenant’s fixtures and would by Common law be removable by a tenant upon the expiry of a term of years;

(b)
"Depreciated Book Value" of any Removable Improvement or Structural Improvement means the lesser of the depreciated value of such Removable Improvement or Structural Improvement on the books of Fortress as of the date of termination of this Agreement and the depreciated value of such Removable Improvement or Structural Improvement on that date calculated in accordance with generally accepted accounting principles consistently applied in other comparable North American ski area operations based upon the useful life of such Removable Improvement or Structural Improvement, which for Removable Improvements will not exceed twenty years and for Structural Improvements will not exceed thirty years;

(c)
"Net Realizable Value" means the price at which a Removable Improvement could be sold on the date of termination of this Agreement in an arm’s length transaction to a purchaser who would be responsible for removing the Removable

Improvement from the Designated Area, transporting it to its place of use and carrying out any cleanup consequent upon its removal;

(d)
"Structural Improvements" means Improvements in the Designated Area on Right-of-Way Lands or on lands conveyed to the Province which are buildings (including the water and sewer systems in connection therewith), ski-bridges, power lines or telephone lines, except those parts thereof which are Removable Improvements;

(e)
"Structural Improvement Value" means the fair market value of a Structural Improvement on the date of termination of this Agreement assuming that the purchaser will have a lease or right-of-way for the Structural Improvement and the land upon which the Structural Improvement is situate on the same terms as that granted to Fortress for the uses contemplated by this Agreement except that the term would be from the date of termination of this Agreement until May 1, 2029.

12.02	Ownership of Improvements.

(a)	All Improvements in the Designated Area, exclusive of Removable Improvements, shall be and remain the property of the Province absolutely.

(b)	The Removable Improvements shall not be removed during the term of this Agreement except for the purpose of repair or replacement in accordance with the normal requirements of a maintenance program.

(c)
Upon termination of this Agreement by effluxion of time, all Removable Improvements shall vest in and become the property of the Province absolutely unless the Province shall, by notice in writing given to Fortress not less than six months prior to the termination of this Agreement, elect not to retain title to the Removable Improvements in which event Fortress shall remove the Removable Improvements by the end of the second summer next following the date of termination and shall leave the Designated Area in a neat and tidy condition and make good any damage caused by such removal.

12.03
Right to Purchase Removable Improvements. If this Agreement is terminated other than by effluxion of time, all Removable Improvements shall remain in place within the Designated Area for a period of two years or such shorter period as the Province may in writing specify, and during such period the following provisions shall apply:

(a)	The Province may purchase all of the Removable Improvements for an amount equal to the Net Realizable Value of such Removable Improvements, less any sums then owed by Fortress to the Province.

(b)
If the Province or any person permitted by the Province uses the Removable Improvements or any of them for commercial purposes, the Province shall purchase the Removable Improvements so used for an amount equal to the Net Realizable Value thereof, less any sums then owed by Fortress to the Province.

(c)
If the Province permits a new operator to operate the Designated Area and negotiates with such operator a price for the Removable Improvements to be used by such operator that exceeds the Net Realizable value thereof, Fortress shall be entitled to such excess payable on the same terms upon which the Province is paid for the Removable Improvements up to the Depreciated Bock Value thereof, less any sum then owed by Fortress to the Province.

(d)
Upon the expiry of such period, Fortress shall remove any Removable Improvements not purchased hereunder, shall leave the place occupied by such Removable Improvements in a neat and tidy condition and shall make good any damage caused by such removal; provided however that Fortress shall have until the end of the second summer following the expiry of such period to do so.

12.04	Payment for Structural Improvements. If this Agreement is terminated other than by effluxion of time, then the following provisions shall apply:

(a)
If the Province or any person permitted by the Province uses the Structural Improvements or any of them for commercial purposes, the Province shall purchase the Structural Improvements so used for an amount equal to the Structural Improvement Value thereof, less any sums then owed by Fortress to the Province.

(b)
If the Province permits a new operator to operate the Designated Area and negotiates with such operator a price for the Structural Improvements to be used by such operator that exceeds the Structural Improvement Value thereof, Fortress shall be entitled to such excess payable on the same terms upon which the Province is paid for the Structural Improvements up to the Depreciated Book Value thereof, less any sums then owed by Fortress to the Province.

12.05
Option to Purchase. The Province has the option, exercisable at any time by notice in writing to Fortress given within the period of six months after the date of termination of this Agreement, to purchase from Fortress its interest in the Day Skier Facility or the Maintenance Facility or both at the fair market Value thereof payable within ninety days after the exercise of the option. If Fortress builds the Day Skier Facility or the

Maintenance Facility on lands other than those shown outlined in yellow on the Third Schedule to Schedule “F”, the option shall be amended to cover the lands upon which they are situate and lands reasonably required for their use with an area not greater than that shown outlined in yellow on the Third Schedule to Schedule “F”. Forthwith after Fortress acquires an interest in the lands on which the Day Skier Facility and the Maintenance Facility will be situate, it will execute and deliver to the Province in registerable form an option to purchase those lands on the terms set forth above.

12.06
Arbitration. If the Province and Fortress are unable to agree upon the Depreciated Book Value of any Removable Improvement or Structural Improvement, the Net Realizable Value of any Removable Improvement, the Structural Improvement Value of any Structural Improvement or the fair market value of the Day Skier Facility or the Maintenance Facility, either party may refer such determination to arbitration by a single arbitrator in accordance with the provisions of the Arbitration Act of British Columbia.

ARTICLE 13
GENERAL

13.01	Further Acts. Fortress and the Province will perform such further acts and execute such further documents as may be required from time to time to give proper effect to the intent of this Agreement.

13.02
Severability. If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid and unenforceable, the remainder of this Agreement or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenantor condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

13.03
Indemnity. Fortress will indemnify and save harmless the Minister and the Province from and against all claims, damages, costs, losses, expenses, actions and suits caused by or arising out of or in connection with, whether directly or indirectly, the activities carried out by Fortress including any matter or thing permitted or omitted (whether negligent or otherwise) by Fortress, its agents, sub-contractors or employees unless due to any act of commission of the Province or of any person for whom the Province is in law responsible or any failure of the Province to comply with its contractual obligations hereunder.

13.04
Relationship of the Parties. Fortress is an independent contractor for the purpose of performing its obligations under this Agreement and nothing herein contained will constitute Fortress the agent, joint venturer or partner of the Province nor give Fortress any authority or power to bind the Province in any way.

13.05
Force Majeure. If due to a strike, lockout, labour dispute, act of God, inability to obtain labour or materials, laws, ordinances, rules, regulations or orders of governmental authorities, enemy or hostile action, civil commotion, fire or other casualty and any condition or cause beyond the reasonable control of Fortress other than financial reasons, Fortress is delayed in performing any obligation hereunder then the time for completion of the performance of that obligation will be extended by a period of time equal to the period of time of the delay provided that Fortress gives written notice to the Province within thirty days after the commencement of the delay setting forth the nature of the delay and a revised development schedule and provided Fortress assiduously attempts to remove the delay.

13.06
Public Funds. This Agreement does not impose any obligations, express or implied, on the Province to use public funds for the construction or maintenance of any part of the Designated Area or the development thereof or anything ancillary thereto.

13.07
Grant. No grant will be required to be made pursuant to the provisions of this Agreement after the expiration of 21 years less one day after the death of the last survivor of all the descendants of His Late Majesty King George V living at this date.

13.08
Notice. Any notice required to be given hereunder by either party to the other will be deemed to have been well and sufficiently given if mailed by prepaid registered mail in Canada or delivered at the address of the other hereinafter set forth:

If to Fortress:
Fortress Mountain Resorts Ltd.
c/o Farris, Vaughan, Wills & Murphy
Barristers & Solicitors
P.O. Box 10026, Pacific Centre
700 West Georgia Street

Vancouver, B.C. Y7Y 1B3
ATTN: C.F. Murphy, Es1.

With a copy if mailed to:

Aspen Skiing Corporation
P.O. Box 1248
Aspen, Colorado 81611

If to the Province:

The Minister
(as herein defined)
Parliament Buildings
Victoria, B.C.
V8V 1x4
or such other address as the other may from time to time direct in writing, and any such notice will be deemed to have been received if delivered upon the day of delivery, and if mailed forty‑eight hours after the time of mailing except in the case of mail interruption in which case actual receipt is required.

13.09	Interpretation.

(a)	This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

(b)	The headings in this Agreement form no part of this Agreement and shall be deemed to have been inserted for convenience only.

(c)	All sums of money referred to in this Agreement shall be in Canadian dollars.

13.10
Benefit and Binding. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns except that this Agreement shall only enure to the benefit of permitted successors and assigns of Fortress.

13.11	Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the development of the Designated Area.

13.12	Legislation. Any reference in the Agreement to a statute includes a reference to any statute amending such statute or passed in substitution therefor.

13.13	Term. The term of this Agreement is from the date hereof until the later of May 1, 2029 and the date of termination of the leases or rights-of-way granted pursuant to Article 6.

13.14	Survival of Article 12. The provisions of Article .12 shall survive and continue to be in effect after the termination of this Agreement.

IN WITNESS WHEREOF the parties have duly executed this Agreement on the 9th day of May, 1979.

The Corporate Seal of FORTRESS MOUNTAIN RESORTS LTD. was hereunto affixed in the presence of:

/s/ [illegible]
General Manager

SIGNED, SEALED AND DELIVERED
for the Minister of Lands, Parks
and Housing in the presence of:

/s/ [illegible]

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA as represented by the Minister of Lands, Parks and Housing /s/ [illegible] for the Minister of Lands, Parks and Housing

[Signature Page of Development Agreement – Blackcomb Mountain]

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made the 1st day of September, 1981.
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Lands, Parks and Housing
(hereinafter called the “Province”)
OF THE FIRST PART
AND:
FORTRESS MOUNTAIN RESORTS LTD., a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia and having an office at 2600 - 700 West Georgia Street, in the City of Vancouver, in the Province of British Columbia
(hereinafter called “Fortress”)
OF THE SECOND PART
WHEREAS:
A.    The Province and Fortress entered into an Agreement (hereinafter called the “Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain in the Province of British Columbia.
B.    Each of the Federal Business Development Bank and the Aspen Skiing Corporation (hereinafter called “Aspen”) is the registered and beneficial owner of fifty percent (50%) of each class of the issued and outstanding shares of Fortress.
C.    Sections 11.01(h) and (i) of the Development Agreement provide that an event of default by Fortress will have occurred if Aspen ceases to be the registered and beneficial owner of fifty percent (50%) of each class of the issued and outstanding shares of Fortress without the prior consent of the Province or if Aspen ceases to provide technical and management expertise to

L-1

Fortress, in connection with the performance of its obligations under the Development Agreement unless the party acquiring Aspen’s shares in Fortress is a high quality developer, manager and operator, of destination ski area who has covenanted with Fortress and the Province to provide such expertise.
D.    By a letter of undertaking dated the 4th day of May, 1979 addressed to Fortress, Aspen undertook to provide Fortress with all management and technical expertise necessary for it to carry out the terms and conditions of the Development Agreement.
E.    It is proposed that:

(a)	Aspen be merged with Twentieth Century-Fox Film Corporation (hereinafter called “Fox”);

(b)
Fox be merged with TCF Intermediate Company, Inc. (a Delaware Corporation wholly owned by TCF holdings, Inc., a Delaware Corporation which is wholly owned by Marvin Davis and his family and by Richco Holdings, B.V., a Netherlands Corporation. At the date hereof voting control of TCF Holdings, Inc. is held by Marvin Davis and his family and it is contemplated that fifty percent (50%) of the voting control of TCF Holdings, Inc. will be provided to the said Richco Holdings B.V.) and immediately following such merger TCF Intermediate Company, Inc. will change its name to Twentieth Century-Fox Film Corporation (hereinafter called “New Fox”);

(c)
One-half (1/2) of the assets which were owned by Aspen immediately prior to its merger with Fox including Aspen’s aforesaid shares in Fortress be sold by New Fox to Urban Diversified Properties, Inc. (a wholly owned affiliate of Aetna Life And Casualty Company) and thereafter transferred to the “Aspen Skiing

Company”, a partnership in which a fifty percent (50%) interest is held by each of Urban Diversified Properties, Inc. and New Fox;

(d)	The remaining one-half (1/2) of aforesaid Aspen assets be transferred to the Aspen Skiing Company by New Fox;

(e)	The Aspen Skiing Company partnership will deliver to the Province and Fortress an undertaking in the form of undertaking set cut in Schedule “A” hereto within the time specified in paragraph 4 hereof.
F.    Fortress has requested the Province to consent to the transfer of Aspen’s shares in Fortress to the Aspen Skiing Company partnership and to amend the Development Agreement so that an event of default will not occur when the assets of Aspen are transferred to the Aspen Skiing Company partnership.
NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants hereinafter contained and the sum of One Dollar ($1) now paid by Fortress to the Province (the receipt whereof is hereby. acknowledged) the parties hereto hereby as follows:
1.    The Province hereby:

(a)	acknowledges that the mergers contemplated in Recital E hereof will not constitute an event of default by Fortress under the Development Agreement; and

(b)	consents to the transfer of Aspen’s shares in Fortress to the Aspen Skiing Company partnership as provided in Recital E hereof.
2.    Fortress and the Province agree to delete Section 1.02 of the Development Agreement and to substitute the following therefor:
“1.02 “Aspen” means the Aspen Skiing Company, a partnership in which a fifty percent (50%) interest is held by Urban Diversified Properties, Inc. (a wholly owned affiliate of

Aetna Life And Casualty Company) and Twentieth Century-Fox Film Corporation (a Delaware corporation owned by TCF Holdings, Inc., a Delaware corporation whose shares are equally held by Marvin Davis and his family and Richco Holdings, B.V., a Netherlands corporation).”
3.    The Amendment to the Development Agreement set forth in Section, 2 herein shall take effect with respect to:

(a)	Section 11.01(h) of the Development Agreement concurrently with the transfer of Aspen’s shares in Fortress to the Aspen Skiing Company partnership;

(b)
Section 11.01(i) of the Development Agreement concurrently with the transfer of Aspen’s assets to the Aspen Company partnership, so that as a result of such transfer of shares and assets an event of default by Fortress pursuant to the Development Agreement will not occur.

4.    Fortress covenants and agrees that a Default (as that term is used in the Development Agreement) will have occurred under the Development Agreement if:

(a)	either New Fox or Urban Diversified Properties, Inc. transfers Aspen’s shares in Fortress other than as provided for in Recital E hereof; or

(b)
Fortress has not delivered the undertaking referred to in Recital E(e) hereof to the Province within ninety (90) days after the transfer of Aspen’s shares in For-tress as contemplated in Recital E hereof has been completed.

5.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement and these presents shall be read together and shall be construed as one instrument.

6.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.
IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as at the day and year first above written.

The corporate seal of FORTRESS MOUNTAIN RESORTS LTD. was hereunto affixed in the presence of:

/s/ [illegible]

SIGNED, SEALED AND DELIVERED
for the Minister of Lands, Parks
and Housing in the presence of:

/s/ [illegible]

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	(c/s) HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA as represented by the Minister of Lands, Parks and Housing /s/ [illegible] For the Minister of Lands, Parks and Housing

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as at the 10th day of December, 1982.
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PRO-VINCE OF BRITISH COLUMBIA, as represented by the Minister of Lands, Parks and Housing
(hereinafter called the “Province”)
OF THE FIRST PART
AND:
FORTRESS MOUNTAIN RESORTS LTD., a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia and having an office at 2600 - 700 West Georgia Street, in the City of Vancouver, in the Province of British Columbia
(hereinafter called “Fortress”)
OF THE SECOND PART
WHEREAS:
A.    The Province and Fortress entered into an Agreement (hereinafter called the “Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain in the Province of British Columbia.
B.    The Development Agreement was amended by an agreement in writing between the parties dated the 1st day of September, 1981.
C.    Each of the Federal Business Development Bank and the Aspen Skiing Company, a partnership (hereinafter called “Aspen”) in which a fifty percent (50%) interest is held by each of Urban Diversified Properties, Inc. (hereinafter called “Diversified”) and Twentieth Century-Fox Film Corporation, is the registered and beneficial owner of fifty percent (50%) of each class of the issued and outstanding shares of Fortress.

D.    Sections 11.01(h) and (i) of the Development Agreement provide that an event of default by Fortress will have occurred if Aspen ceases to be the registered and beneficial owner of fifty percent (50%) of each class of the issued and outstanding shares of Fortress without the prior consent of the Province or if Aspen ceases to provide technical and management expertise to Fortress in connection with the performance of its obligations under the Development Agreement unless the party acquiring Aspen’s shares in Fortress is a high quality developer, manager and operator of destination ski area who has covenanted with Fortress and the Province to provide such expertise.
E.    By a letter of undertaking dated the 4th day of May, 1979 addressed to Fortress, Aspen undertook to provide Fortress will all management and technical expertise necessary for it to carry out the terms and conditions of the Development Agreement.
F.    It is proposed that:

(a)
Diversified assign part of its interest in Aspen to JMB Realty, Inc. (hereinafter called “JMB”) prior to December 31, 1982 and that immediately thereafter JMB assign such interest to Urban Investment and Development Co. (hereinafter called “Investment”); and

(b)	Diversified will sometime in the future assign the balance of its interest in Aspen to Investment.
G.    Each of Diversified and Investment is either an affiliate or subsidiary (as those terms are defined in the Company Act (British Columbia)) of Aetna Life and Casualty Company.
H.    Fortress has requested the Province to consent to the proposals set forth in Recital F and to amend the Development Agreement so that an event of default will not occur as a result of the completion of-the transactions contemplated in either paragraph (a) or (b) of Recital F hereof.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants hereinafter contained and the sum of One Dollar ($1) now paid by Fortress to the Province (the receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:
1.    The Province hereby:

(a)
acknowledges and agrees that notwithstanding anything in the Development Agreement to the contrary Fortress, will not be in default under the Development Agreement as a result of the completion of the transactions contemplated in either paragraph (a) or (b) of Recital F hereof and

(b)	consents to the transactions set forth in Recital F hereof.
2.    Fortress and the Province agree to delete Section 1.02 of the Development Agreement and to substitute the following therefor:
“1.02    “Aspen” means the Aspen Skiing Company, a partner-ship in which a fifty percent (50%) interest is held by each of:

(a)
Twentieth Century-Fox Film Corporation (a Delaware corporation wholly owned by TCF Holdings, Inc., a Delaware corporation whose shares are equally held by Marvin Davis and his family and Richco Holdings, B.V., a Netherlands corporation), and

(b)
Urban Diversified Properties Inc. and/or Urban Investment and Development Co. which companies are either a subsidiary or an affiliate (as those terms are defined in the Company Act (British Columbia) as it existed on the 10th day of December, 1982) of Aetna Life and Casualty Company.

3.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement and these presents shall be read together and shall be construed as one instrument.
4.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.
IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as at the day and year first above written.

The Corporate Seal of FORTRESS MOUNTAIN RESORTS LTD. was hereunto affixed in the presence of:

/s/ [illegible]

SIGNED, SEALED AND DELIVERED
for the Minister of Lands, Parks
and Housing in the presence of:

/s/ [illegible]

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	c/s /s/ [illegible]

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the 23rd day of December, 1983.
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Lands, Parks and Housing,
(hereinafter called the “Province”)
OF THE FIRST PART,
AND:
FORTRESS MOUNTAIN RESORTS LTD., a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia and having an office at 2600 - 700 West Georgia Street, in the City of Vancouver, in the Province of British Columbia,
(hereinafter called “Fortress”)
OF THE SECOND PART.
WHEREAS:
A.    The Province and Fortress entered into an Agreement (hereinafter called the “Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain in the Province of British Columbia.
B.    The Development Agreement was amended by agreements in writing between the parties dated the 1st day of September, 1981 and the 10th day of December, 1982.
C.    Each of the Federal Business Development Bank and the Aspen Skiing Company, a partnership (hereinafter called “Aspen”) in which a fifty percent (50%) interest is held jointly by Urban Diversified Properties, Inc. and Urban Investment and Development co. (hereinafter jointly called “Urban”) and a fifty percent (50%) interest is held by Twentieth Century Fox Film

Corporation to the registered and beneficial owner of fifty (50%) percent of each class of the issued and outstanding shares of Fortress.
D.    Sections 11.01(h) and (i) of the Development Agreement provide that an event of default by Fortress will have occurred if Aspen ceases to be registered and beneficial owner of fifty (50%) percent of each class of the issued and outstanding shares of Fortress without the prior consent of the Province or if Aspen ceases to provide technical and management expertise to Fortress in connection with the performance of its obligations under the Development Agreement unless the party acquiring Aspen’s shares in Fortress is a high quality developer, manager and operator of destination ski area who has covenanted with Fortress and the Province to provide such expertise.
E.    By a letter of undertaking dated the 14th day of September, 1981 addressed to Fortress and the Province, Aspen undertook to provide Fortress with all management and technical expertise necessary for it to carry out the terms and conditions of the Development Agreement.
F.    It is proposed that prior to January 1, 1984, Urban assign its interest in Aspen to MKDG II, a partnership between MD Company (a partnership consisting of certain immediate members of the Marvin Davis family and certain trusts for certain members thereof), TJK Company (a sole proprietorship carried on by Thomas J. Klutznick), 3M Investment Company (a partnership consisting of certain immediate members of the Myron M. Miller family and certain trusts for certain members thereof) and GSG Company (a partnership consisting of certain immediate members of the Gerald S. Gray family and certain trusts for certain members thereof).
G.    Fortress has requested the Province to consent to the assignment contemplated in Recital F and to amend the Development Agreement as hereinafter provided.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the sum of One Dollar ($1) and other good and valuable consideration now paid by Fortress to the Province (the receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:
1.    The Province hereby

(a)
acknowledges and agrees that notwithstanding anything in the Development Agreement to the contrary Fortress will not be in default under the Development Agreement as a result of the assignment contemplated in Recital F hereof; and

(b)	consents to the assignment set forth in Recital F hereof.
2.    Fortress and the Province agree to delete Section 1.02 of the Development Agreement and to substitute the following therefor:
“1.02    “Aspen” means the Aspen Skiing Company, a partnership in which a fifty percent (50%) interest is held by each of:

(a)
Twentieth Century-Fox Film Corporation (a Delaware corporation wholly owned by TCF Holdings, Inc., a Delaware corporation whose shares are equally held by Marvin Davis and his family and Richco Holdings, B.V., a Netherlands corporation), and

(b)
MKDG II, a partnership between MD Company (a partnership consisting of certain immediate members of the Marvin Davis family and certain trusts for certain members thereof), TJK Company (a sole proprietorship carried on by Thomas J. Klutznick), 3M Investment Company (a partnership consisting of certain immediate members of the Myron M. Miller family and certain trusts for certain members thereof) and GSG Company (a partnership consisting of certain immediate members of the Gerald S. Gray family and certain trusts for certain members thereof).”

3.    This Agreement shall take effect concurrently with the completion of the assignment contemplated in Recital F hereof.

4.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement and these presents shall be read together and shall be construed as one instrument.
5.    This Agreement shall enure to the benefit of and be binding upon the successors and assign of the parties hereto.
IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as at the day and year first above written.

The Corporate Seal of FORTRESS MOUNTAIN RESORTS LTD. was hereunto affixed in the presence of:

/s/ [illegible]

SIGNED, SEALED AND DELIVERED
the duly authorized representative of the Minister of Lands, Parks and Housing on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:

/s/ [illegible]

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	c/s /s/ [illegible]

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the 7th day of June, 1984.
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Lands, Parks and Housing,
(hereinafter called the “Province”)
OF THE FIRST PART,
AND:
FORTRESS MOUNTAIN RESORTS LTD., a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia and having an office at 2600 - 700 West Georgia Street, in the City of Vancouver, in the Province of British Columbia,
(hereinafter called “Fortress”)
OF THE SECOND PART.

WHEREAS:
A.    The Province and Fortress entered into an Agreement (hereinafter called the “Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain in the Province of British Columbia.
B.    The Development. Agreement was amended by agreements in between the parties dated the 1st day of September, 1981, the 10th day of December, 1982 and the 23rd day of December, 1984.
C.    Each of the Federal Business Development Bank and the Aspen Skiing Company (a partnership (hereinafter called “Aspen”) in which a fifty percent (50%) interest is held by each of MKDG II, a partnership, and Twentieth Century-Fox Film Corporation) is the registered and beneficial owner of fifty (50%) percent of each class of the issued and outstanding shares of Fortress.
D.    Sections 11.01(h) and (i) of the Development Agreement provide that an event of default by Fortress will have occurred if Aspen ceases to be the registered and beneficial owner of fifty (50%) percent of each class of the issued and outstanding shares of Fortress without the prior consent of the Province or if Aspen ceases to provide technical and management expertise to Fortress in connection with the performance of its obligations under the Development Agreement unless the party acquiring Aspen’s shares in Fortress is a high quality developer, manager and operator of destination ski area who has covenanted with Fortress and the Province to provide such expertise.
E.    By a letter of undertaking dated the 31st day of December, 1983 addressed to Fortress and the Province, Aspen undertook to provide Fortress with all management and technical expertise necessary for it to carry out the terms and conditions of the Development Agreement.
F.    It is proposed that on or about June 8, 1984, TCF Holdings, Inc. will purchase all of its shares held by Richco Holdings, B.V.
G.    Fortress has requested the Province to consent to the purchase contemplated in Recital F and to amend the Development Agreement as hereinafter provided.
NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the sum of One ($1.00) Dollar and other good and valuable consideration now paid by Fortress to the Province (the receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:
1.    The Province hereby:

(a)
acknowledges and agrees that notwithstanding anything in the Development Agreement to the contrary Fortress will not be in default under the Development Agreement as a result of the purchase contemplated in Recital F’ hereof; and

(b)	consents to the purchase set forth in Recital F hereof.
2.    Fortress and the Province agree to delete Section 1.02 of the Development Agreement and to substitute the following therefor:
“1.02 “Aspen” means the Aspen Skiing Company, a partnership in which a fifty percent (50%) interest is held by each of:

(a)
Twentieth Century-Fox Film Corporation (a Delaware corporation wholly owned by TCF Holdings, Inc., a Delaware corporation whose shares are held by Marvin Davis and trusts for the benefit of his children); and

(b)
MKDG II, a partnership between MD Company (a partnership consisting of certain immediate members of the Marvin Davis family and certain trusts for certain members thereof), TJK Company (a sole proprietorship carried on by Thomas J. Klutznick), 3M Investment Company (a partnership consisting of certain immediate members of the Myron M. Miller family and certain trusts for certain members thereof) and GSG Company (a partnership consisting of certain immediate members of the Gerald S. Gray family and certain trusts for certain members thereof).”

3.    This Agreement shall take effect concurrently with the completion of the purchase contemplated in Recital F hereof.
4.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement and these presents shall be read together and shall be construed as one instrument.
5.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as at the day and year first above written.

The CORPORATE SEAL of FORTRESS MOUNTAIN RESORTS LTD. was hereunto affixed in the presence of:

/s/ [illegible]

SIGNED, SEALED AND DELIVERED
the duly authorized representative of the Minister of Lands, Parks and Housing on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:

/s/ Brian D. Etheridge

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	(c/s) /s/ T.E. Ice Assistant Deputy Minister Ministry of Lands, Parks & Housing

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the 18th day of April, 1985.
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Lands, Parks and Housing,
(hereinafter called the “Province”)
OF THE FIRST PART,
AND:
FORTRESS MOUNTAIN RESORTS LTD., a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia and having an office at 2600 - 700 West Georgia Street, in the City of Vancouver, in the Province of British Columbia,
(hereinafter called “Fortress”)
OF THE SECOND PART.

WHEREAS:
A.    The Province and Fortress entered into an Agreement (hereinafter called the “Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb mountain in the Province of British Columbia.
B.    The Development Agreement has been amended by agreements in writing between the parties dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983 and the 7th day of June, 1984.
C.    The parties hereto have agreed to amend the definition of “Aspen” as contained in Section 1.02 of the Development Agreement as hereinafter provided.
NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the sum of One ($1.00) Dollar and other good and valuable consideration now paid by Fortress to the Province (the receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:
1.    Fortress and the Province agree to delete Section 1.02 of the Development Agreement and to substitute the following therefor:
“1.02 “Aspen” means the Aspen Skiing Company, a partnership in which a fifty percent (50%) interest is held by each of:

(a)	Twentieth Century-Fox Film Corporation (a Delaware corporation); and

(b)
MKDG II, a partnership between MD Company (a partnership consisting of certain immediate members of the Marvin Davis family and certain trusts for certain members thereof), TJK Company (a sole proprietorship carried on by Thomas J. Klutznick), 3M Investment Company (a partnership consisting of certain immediate members of the Myron M. Miller family and certain trusts for certain members thereof) and GSG Company (a partnership consisting of certain immediate members of the Gerald S. Gray family and certain trusts for certain members thereof).”

2.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall be construed as one instrument.
3.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as at the day and year first above written.

The CORPORATE SEAL of FORTRESS MOUNTAIN RESORTS LTD. was hereunto affixed in the presence of:

/s/ [illegible]

SIGNED, SEALED AND DELIVERED
the duly authorized representative of the Minister of Lands, Parks and Housing on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:

/s/ [illegible]

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	(c/s) /s/ [illegible]

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the 2nd day of December, 1985.
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Lands, Parks and Housing,
(hereinafter called the “Province”)
OF THE FIRST PART,
AND:
FORTRESS MOUNTAIN RESORTS LTD., a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia and having an office at 2600 - 700 West Georgia Street, in the City of Vancouver, in the Province of British Columbia,
(hereinafter called “Fortress”)
OF THE SECOND PART.

WHEREAS:
A.    The Province and Fortress entered into an Agreement (hereinafter called the “Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain in the Province of British Columbia.
B.    The Development Agreement has been amended by agreements in writing between the parties dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983, the 7th day of June, 1984 and the 18th day of April, 1985.
C.    The parties hereto have agreed to further amend the Development Agreement on the terms and conditions hereinafter set forth.
NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the sum of One ($1.00) Dollar and other good and valuable consideration now paid by Fortress to the Province (the receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:

1.	The Province hereby:

(a)
acknowledges and agrees that notwithstanding anything to the contrary in the Development Agreement Fortress will not be in default under the Development Agreement as a result of the assignment by Twentieth Century-Fox Film Corporation of its interest in TCF/MKDG II Skiing Company (formerly called the Aspen Skiing Company) to MKDG IV where MKDG IV is a partnership between MD Company (a partnership consisting of certain immediate members of the Marvin Davis family and certain trusts for certain members thereof), TJK Company (a sole proprietorship carried on by Thomas J. Klutznick), 3M Investment Company (a partnership consisting of certain immediate members of the Myron M. Miller family and certain trusts for certain members thereof) and GSG Company (a partnership consisting of certain immediate members of the Gerald S. Gray family and certain trusts for certain members thereof);

(b)	consents to the assignment referred to in 1(a) hereof.

2.	Fortress and the Province agree to amend the Development Agreement as follows:

(a)
by deleting Section 1.02 thereof and substituting the following therefor concurrently with aforesaid transfer by Twentieth Century-Fox Film Corporation of its interest in the TCF/MKDG II Skiing Company partnership:

“1.02	“Aspen” means the TCF/MKDG II Skiing Company,a Colorado Partnership:

(a)	indirect effective control, of which is held by a Marvin Davis of Los Angeles, California; and

(b)	indirect ownership of which is held by certain immediate members of the Marvin Davis family and certain trusts for certain members thereof,

Thomas J. Klutznick, certain immediate members of the Myron M. Miller family and certain trusts for certain members therof and certain immediate members of the Gerald S. Gray family and certain trusts for certain members thereof.”
(b)    by deleting Section 7.04 and 11.01(i) thereof.

3.
The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall be construed as one instrument.

4.	This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.
IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as at the day and year first above written.

The CORPORATE SEAL of FORTRESS MOUNTAIN RESORTS LTD. was hereunto affixed in the presence of:

/s/ [illegible]

SIGNED, SEALED AND DELIVERED
the duly authorized representative of the Minister of Lands, Parks and Housing on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:

/s/ [illegible]

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	(c/s) /s/ [illegible]

THIS AGREEMENT dated for reference the 15th day of July, 1986.
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Lands, Parks and Housing
(hereinafter called the “Province”)
OF THE FIRST PART,
AND:
FORTRESS MOUNTAIN RESORTS LTD., a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia and having an office at 2600 - 700 West Georgia Street, in the City of Vancouver, in the Province of British Columbia
(hereinafter called “Fortress”)
OF THE SECOND PART.

WITNESS THAT WHEREAS:
A.    The parties hereto entered into a Development Agreement (hereinafter called the “Development Agreement”) dated for reference the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain;
B.    The Development Agreement has been amended by Amending Agreements between the parties dated the 1st of September, 1981, the 10th of December, 1982, the 23rd of December, 1983, the 7th of January, 1984, the 10th of April, 1985 and the 2nd of December, 1985;
C.    The parties have agreed to further amend the Development Agreement according to the terms and upon the conditions set out herein;
NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the covenants and agreements herein contained, the parties agree as follows;

1.    The Province and Fortress agree to amend the Development Agreement by:
(a) adding the following as Sections 6.07 to 6.11 inclusive:

“6.07
subject to this Agreement, the Minister, in order to ensure the safe and orderly use of the Designated Area by all persons, hereby grants to Fortress the exclusive right to control the Designated Area for the sole purpose of ensuring the safe and orderly use thereof by all persons, including the right and privilege and authority:

(a)	to establish and delineate a ski area boundary with the Designated Area and to designate such boundary by notices, posted signs, fences or otherwise;

(b)	to control, regulate and direct the movement and activities of skiers and all other persons within the Designated Area upon such terms and conditions as Fortress may determine in its discretion;

(c)	to regulate the access and entry of all persons to the Designated Area upon such terms and conditions as Fortress may determine in its discretion;

(d)	to evict persons from the Designated Area;

(e)	to regulate the use and movement of vehicles of any nature whatsoever within the Designated Area and at all times and upon such terms and conditions as Fortress may determine in its discretion;

(f)	to regulate the landing of aircraft within the Designated Area upon such terms and conditions as Fortress may determine in its discretion.

6.08
Fortress’ duty of care to persons entering the Designated Area and its liability arising from its use, occupation and control of the Designated Area shall not exceed that of an occupier under the Occupiers Liability Act.

6.09
Notwithstanding section 6.07, Fortress shall not unreasonably impede any person from passing freely and without charge over or through the Designated Area provided that Fortress may make reasonable restrictions on the activities of any such person that are consistent with the use and management of a ski area.

6.10
Fortress may make application to the Province for a License of Occupation within the Designated Area above the elevation of 700 metres, at specific locations satisfactory to the Province in its sole discretion, for the operation of mobile food facilities located in buildings equiped for the preparation and service of food and which may be moved from one location to another and individually do not exceed an area of 115 square metres.

6.11	In an application for a License of Occupation under Section 6.10:

(a)
Issuance of the License and the form thereof shall be in the sole discretion of the Province provided however that the fees payable in respect of such License shall be deemed to be satisfied by payment of the fees due hereunder.

(b)	The term of the License shall commence on the date of issuance and terminate May 1, 2029.”

(b)	deleting Section 10.01(b) and substituting the following therefor:

*(b)
The purchaser, assignee or transferee of the Interest, has, in the opinion of the minister, the financial capability and proven management abilities and business experience to develop, operate and maintain the Improvements in accordance with accepted industry standards for similar developments in British Columbia, and enters into an agreement with the Province to perform all the obligations of Fortress under this Agreement and under the leases and rights-of-way granted hereunder.’

(c)	deleting Schedule “B” thereof as it relates to the areas outlined in red and green and substituting the map attached hereto therefor;
2.    Time shall be of the essence hereof.
3.    This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective successors or assigns.
4.    In all other respects, save as amended herein, the agreement is hereby ratified and confirmed.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

SIGNED, SEALED and DELIVERED
by the Minister of Lands, Parks
and Housing or his duly authorized representative on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:

/s/ [illegible]

The Corporate Seal of FORTRESS MOUNTAIN RESORTS LTD. was hereunto affixed in the presence of:

/s/ [illegible]

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	(c/s) /s/ [illegible] Duly Authorized Representative

AMENDMENT TO DEVELOPMENT AGREEMENT

THIS AGREEMENT made as at the 25th day of July, 1986.
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Lands, Parks and Housing
(hereinafter called the “Province”)
OF THE FIRST PART
AND:
FORTRESS MOUNTAIN RESORTS LTD., a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia and having an office at 2600 - 700 West Georgia Street, in the City of Vancouver, in the Province of British Columbia
(hereinafter called “Fortress”)
OF THE SECOND PART

WHEREAS:

A.
The Province and Fortress entered into an Agreement (hereinafter called the “Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain in the Province of British Columbia.

B.
The Development Agreement has been amended by agreements in writing between the parties and dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983, the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of October, 1985, the 2nd day of December, 1985 and the 15th day of July, 1986.

C.	The parties hereto have agreed to further amend the Development Agreement on the terms and conditions hereinafter set forth.
NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the sum of One ($1.00) Dollar and other good and valuable consideration now paid by Fortress to the Province (the receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:

1.	Fortress and the Province agree to amend the Development Agreement as follows:

(a)	by deleting section 1.02 thereof and adding the following as sections 1.37, 1.38 and 1.39:

“1.37 “Holdings” means 309004 British Columbia Ltd., a company incorporated under the laws of the Province of British Columbia under incorporation number 309004;

1.38	“Intrawest” means Intrawest Properties Ltd., a company amalgamated under the laws of the Province of British Columbia under number 200486;

1.39	“Skicorp” means Skicorp Financial Corporation, a company incorporated under the laws of Canada under incorporation number 207445-1;”;

(b)	by deleting the last sentence of section 10.02 and replacing it with the following:
"Any party to whom any of the Interest is mortgaged, pledged, charged or otherwise encumbered will acknowledge by a covenant in writing to the Province given prior to the granting of such security that (i) if such party acquires the Interest pursuant to foreclosure proceedings taken to realize upon such security or exercises the rights of Fortress under this Agreement, the leases or rights-of-way pursuant to any collateral assignment thereof, such party will be bound by the terms and conditions of this Agreement and the leases and, rights-of-way and in the exercise of any of its remedies will have no greater rights than Fortress and (ii) any transfer of the assets of Fortress pursuant to a proceeding taken to realize upon such security will be conditional upon the Minister consenting to the transfer (which consent will not be unreasonably withheld if the transferee meets the requirements set out in subsection 1.0.01(b) of the Agreement) and the transferee acknowledging by a covenant in writing to the Province prior to such transfer that such transferee will be bound by the terms and conditions of this Agreement and the leases and rights-of-way and in the exercise of any of its remedies will have no greater rights than Fortress. The Province acknowledges that the foregoing is not intended to apply to, or in any way restrict Fortress from granting, any floating charge provided that the holder of such floating charge acknowledges by a covenant in writing to the Province given prior to such holder acquiring the Interest or any part thereof pursuant to foreclosure proceedings or transferring the Interest or any part thereof pursuant to proceedings taken to realize upon the floating charge security that it will comply with the requirements set out in (i) and (ii) above in connection with such acquisition or transfer.”;

(c)	by deleting subsection 11.01(h) and substituting the following in its place;
11.01(h) without the prior written consent of the Minister, which consent the Minister covenants not to unreasonably withhold:

(i)	Holdings ceases to be the registered and beneficial owner of at least fifty percent (50%) of the issued and outstanding voting shares of Fortress (not including any such shares issued to senior employees of Fortress);

(ii)	Intrawest ceases to be the registered and beneficial owner of at least fifty percent (50%) of the issued and outstanding voting shares of Holdings.; and

(iii)	Fortress ceases to be the registered and beneficial owner of at least fifty percent (50%) of the issued and outstanding voting shares of Skicorp.”; and
(d) by adding the following as section 7.07:

"7.07	Notice of Voting Control.

(a)
Fortress will at least once each year and from time to time at the written request of the Minister, provide the Minister with such detail as the Minister may reasonably require as to identity of the holders of voting shares in Fortress, Skicorp, Holdings and Intrawest.”.

(b)
Fortress will cause Intrawest to take reasonable steps to provide the Minister with 30 days notice of issuance or transfer or proposed issuance or transfer of voting shares in Intrawest which results in or would result in a change in voting control of Intrawest and provide the Minister with such detail as the Minister may reasonably require as to the identity of the party or parties who assume voting control of Intrawest, provided that a failure by Intrawest to so notify the Minister as a result of an honest error on the part of Intrawest or circumstances beyond the control of Intrawest shall not constitute a default under the Development Agreement as long as Intrawest forthwith advises the Minister upon becoming aware of such error or circumstances.”.

2.	Defined terms in the Development Agreement not otherwise defined in this agreement shall apply herein as the context requires.

3.
The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall be construed as one instrument.

4.	This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as at the day and year first above written.

SIGNED, SEALED and DELIVERED
by a duly authorized representative of the Ministry of Lands, Parks and Housing or his duly authorized representative on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:

/s/ [illegible]

The CORPORATE SEAL OF FORTRESS MOUNTAIN RESORTS LTD. was hereunto affixed in the presence of:

/s/ [illegible]

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ [illegible] Duly Authorized Representative C/S

This is page four of an Agreement made as at the 25th day of July, 1986 between HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA and FORTRESS MOUNTAIN RESORTS LTD.

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the 1st day of August, 1989
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Crown Lands
(the “Province”)
OF THE FIRST PART
AND:
BLACKCOMB SKIING ENTERPRISES LTD., (formerly called Fortress Mountain Resorts Ltd.), a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia, having an office at 4545 Blackcomb Way, Whistler, British Columbia, V0N 1B0
(“Blackcomb”)
OF THE SECOND PART
WHEREAS:
A.    The Province and Blackcomb entered into an Agreement (the “Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain, British Columbia.
B.    The Development Agreement has been amended by agreements in writing between the parties and dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983, the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986 and the 25th day of July, 1986.
C.    The parties hereto have agreed to further amend the Development Agreement on the terms and conditions hereinafter set forth.
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the sum of One ($1.00) Dollar and other good and valuable consideration now paid by Blackcomb to the Province (the receipt whereof is heresy Acknowledged) the parties hereto hereby agree as follows:
1.    Blackcomb and the Province agree to amend Schedule “B” of the Development Agreement insofar as it pertains to the Designated Area by addition to Schedule “B” the plan attached hereto. Hereafter the Designated Area will be the area shown outlined in red on the plan attached hereto rather than on the existing Schedule “B”. The Base Area and the Town Centre will continue to be as set out in the existing Schedule “B” to the Development Agreement and outlined therein in green and brown respectively.
2.    Defined terms in the Development Agreement not otherwise defined in this Agreement shall apply herein as the context requires.
3.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall be construed as one instrument.
4.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.
IN WITNESS HEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

SIGNED, SEALED and DELIVERED
by a duly authorized representative of the Ministry of Lands, Parks and Housing or his duly authorized representative on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:
/s/ [illegible]
Name
Burnaby, B.C.
Address
Attorney/Manager Development Matters
Occupation
The Common Seal of BLACKCOMB SKIING ENTERPRISES LTD. was hereunto affixed in the presence of:

/s/ [illegible]

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ [illegible] C/S

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the 1st day of March, 1990
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Crown Lands
(the “Province”)
OF THE FIRST PART
AND:
BLACKCOMB SKIING ENTERPRISES LTD. (formerly called Fortress Mountain Resorts Ltd.), a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia, having an office at 4545 Blackcomb Way, Whistler, British Columbia, V0N 1B0
(“Blackcomb”)
OF THE SECOND PART
WHEREAS:
A.    The Province and Blackcomb entered into an Agreement (the “Original Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain, British Columbia.
B.    The Original Development Agreement has been amended by agreements in writing between the parties and dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983, the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986, the 25th day of July, 1986 and the 1st day of August, 1989 (the Original Development Agreement as amended is hereinafter referred to as the “Development Agreement”).
C.    The parties hereto have agreed to further amend the Development Agreement on the terms and conditions hereinafter set forth.
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the sum of One ($1.00) Dollar and other good and valuable consideration now paid by Blackcomb to the Province (the receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:

1.    Blackcomb and the Province agree to amend Schedule “B” of the Development Agreement insofar as it pertains to the Designated Area by deleting from the Designated Area all of that portion thereof which lies within the area shown outlined in red on the plan attached hereto.
2.    Defined terms in the Development Agreement not otherwise defined in this Agreement shall apply herein as the context requires.
3.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall be construed as one instrument.
4.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.
IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

SIGNED, SEALED and DELIVERED
by a duly authorized representative of the Ministry of Lands, Parks and Housing or his duly authorized representative on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:
/s/ [illegible]
Name
New Westminster, B.C.
Address
Examiner
Occupation
The Common Seal of BLACKCOMB SKIING ENTERPRISES LTD. was hereunto affixed in the presence of:
/s/ [illegible]
Title:

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ [illegible] C/S

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the 30th day of March, 1990
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Crown Lands
(the “Province”)
OF THE FIRST PART
AND:
BLACKCOMB SKIING ENTERPRISES LTD., (formerly called Fortress Mountain Resorts Ltd.), a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia, having an office at 4545 Blackcomb Way, Whistler, British Columbia, V0N 1B0
(“Blackcomb”)
OF THE SECOND PART
WHEREAS:
A.    The Province and Blackcomb entered into an Agreement (the “Original Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain, British Columbia.
B.    The Development Agreement has been amended by agreements in writing between the parties and dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983, the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986, the 25th day of July, 1986, the 1st day of August, 1989 and the 1st day of March, 1990 (the Original Development Agreement as amended is hereafter referred to as the “Development Agreement”).
C.    The parties hereto have agreed to further amend the Development Agreement on the terms and conditions hereinafter set forth.
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the sum of One ($1.00) Dollar and other good and valuable consideration now paid by Blackcomb to the Province (the receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:

1.    Blackcomb and the Province agree to amend Schedule “B” of the Development Agreement insofar as it pertains to the Designated Area by replacing the plan added to Schedule “B” pursuant to the Amendment to Development Agreement dated the 1st day of August, 1989 (the “August ’89 Amendment”) with the plan attached hereto. Hereafter the Designated Area will be the area shown outlined in red on the plan attached hereto rather than on the plan attached to the August ’89 Amendment. The Base Area and the Town Centre will continue to be as set out in the existing Schedule “B” to the Development Agreement and outlined therein in green and brown respectively.
2.    Defined terms in the Development Agreement not otherwise defined in this Agreement shall apply herein as the context requires.
3.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall. be construed as one instrument.
4.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.
IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

SIGNED, SEALED and DELIVERED
by a duly authorized representative of the Ministry of Lands, Parks and Housing or his duly authorized representative on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:
/s/ [illegible]
Name
1500-1040 W. Georgia, Vancouver, B.C.
Address
Solicitor
Occupation
The Common Seal of BLACKCOMB SKIING ENTERPRISES LTD. was hereunto affixed in the presence of:
/s/ [illegible]
Title:

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ [illegible] C/S

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the 15th day of August, 1990
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Crown Lands, Parliament Buildings, Victoria, British Columbia, V8V 1X4
(hereinafter called the “Province”)

AND:
BLACKCOMB SKIING ENTERPRISES LTD. (formerly called Fortress Mountain Resorts Ltd.), a company continued under the laws of Canada, registered extra-provincially in the Province of British Columbia, having an office at 4545 Blackcomb Way, Whistler, British Columbia, V0N 1B0
(hereinafter called “BSE”)

WHEREAS:
A.    The Province and BSE entered into an agreement dated the 1st day of May, 1979, in respect of the development of skiing facilities on Blackcomb Mountain, British Columbia (the “Original Development Agreement”).
B.    The Original Development Agreement has been amended by agreements in writing between the parties and dated the 1st day of September 1981; the 10th day of December, 1982, the 23rd day of December, 1983, the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986, the 25th day of July, 1986, the 1st day of August, 1989, the 1st day of March 1990 and the 30th day of March, 1990 (the Original Development as amended is hereafter referred to as the “Development Agreement”).
C.    The parties have contemporaneously agreed to amend the Development Agreement and the Lease (as defined in the Development Agreement) to allow BSE to sub-lease a portion of the lands included within the Lease to the Blackcomb Ski Club.
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the sum of One ($1.00) Dollar and other good and valuable consideration now paid by BSE to the Province (the receipt where is hereby acknowledged) the parties hereto hereby agree as follows:
1.    BSE and the Province agree to amend Article 10.01 of the Development Agreement by inserting after the phrase “. . . any lease . . .” in the fourth line thereof the following phrase:
“except as specifically provided for in any lease”.
2.    Defined terms in the Development Agreement not otherwise defined in this Agreement shall apply herein as the context requires.
3.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall be construed as one instrument.
4.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.
IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

SIGNED, SEALED and DELIVERED
by a duly authorized representative of the Ministry of Lands, Parks and Housing or his duly authorized representative on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:
/s/ [illegible]
Name
Burnaby, B.C.
Address
Development Officer
Occupation
The Common Seal of BLACKCOMB SKIING ENTERPRISES LTD. was hereunto affixed in the presence of:
/s/ [illegible]
Authorized Signatory

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ [illegible] C/S

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the 30th day of October, 1990
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Crown Lands
(the “Province”)
OF THE FIRST PART
AND:
BLACKCOMB SKIING ENTERPRISES LTD. (formerly called Fortress Mountain Resorts Ltd.), a company continued under the laws of Canada, registered extra‑provincially in the Province of British Columbia, having an office at 4545 Blackcomb Way, Whistler, British Columbia, V0N 1B0
(“Blackcomb”)
OF THE SECOND PART
WHEREAS:
A.    The Province and Blackcomb entered into an Agreement (the “Original Development Agreement”) dated the 1st day of May, 1979 in respect, of the development of skiing facilities on Blackcomb Mountain, British Columbia.
The Original Development Agreement has been amended by agreements in writing between the parties and dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983 the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986, the 25th day of July, 1986, the 1st day of August, 1989, the 1st day of March, 1990, the 30th day of March, 1990 and the 15th day of August, 1990 (the Original Development Agreement as amended is hereafter referred to as the “Development Agreement”).
C.    The parties hereto have agreed to further amend the Development Agreement on the terms and conditions hereinafter set forth.
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the sum of One ($1.00) Dollar and other good and valuable consideration now paid by Blackcomb to the Province (the receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:
1.    The Province and Blackcomb agree that the Development Agreement is amended as follows:

(a)	by amending Article 1.37 by deleting “309004 British Columbia Ltd.” in line one thereof and replacing it with “Blackcomb Mountain Properties Ltd.”;

(b)	by amending Article 1.38 by deleting “Intrawest Properties Ltd.” in line one thereof and replacing it with “Intrawest Development Corporation”;

(c)	by amending Article 1 by adding immediately after Article 1.39 the following:
1.40    “Partnership” means Blackcomb Skiing Enterprises Limited Partnership, a British Columbia limited partnership registered under number 107376-90; and
1.41    “326976” means 326976 British Columbia Ltd., a company incorporated under the laws of the Province of British Columbia under incorporation number 326976.”;

(d)	by deleting Article 7.07(a) and replacing it with the following:
“(a)    Fortress will at least once each year and from time to time at the written request of the Minister, provide the Minister with such detail as the Minister may reasonably require as to the identity of the holders of voting shares in Fortress, Skicorp, Holdings, 326976 and Intrawest and the identity of the holders of limited partnership units in the Partnership,”;

e)	by amending Article 10.01 by adding after the words “Article 10.02,” in the first line thereof the words “Article 10.04,”;

(f)	by amending Article 10 by adding the following immediately after Article 10.03:
“10.04    Assignment to the Partnership. Fortress may assign its Interest to the Partnership upon the Partnership delivering to the Minister a covenant in favour of the Province to observe and perform all of the obligations of Fortress ender this Agreement. In such event, reference to Fortress in this Agreement snail thereafter be deemed to refer to the Partnership, other than references to Fortress contained in Article 7.07(a) and Article 11.01(h).”;

(g)	by deleting Article 11.01(h) and replacing it with the following:

“(h)    Without the prior written consent of the Minister, which consent the Minister covenants not to unreasonably withhold:
(i)    Intrawest ceases to be the registered and beneficial owner of at least 100% of the issued and outstanding voting shares of 326976;
(ii)    326976 ceases to be the registered and beneficial owner at least 50% of the issued and outstanding voting shares of Holdings;
(iii)    Holdings ceases to be the registered and beneficial owner of at least 50% of the issued and outstanding voting shares of Fortress (not including any such shares issued to senior employees of Fortress);
(iv)    Fortress ceases to be the registered and beneficial owner of at least 50% of the issued and outstanding voting shares of Skicorp until such time as Skicorp is wound up;
(v)    Fortress ceases to beneficially own, directly or indirectly, at least 50% of the value of Partnership; or
(vi)    Fortress ceases to be the sole general partner of the Partnership or to have the sole authority to manage the business of the Partnership, provided that Intrawest may at any time elect to participation of 326976 or Holdings or both in the chain of ownership contemplated above so long as:
(vii)    if 326976 is eliminated then it shall be a Default if, without the prior written consent of the Minister, which consent the Minister covenants not to unreasonably withhold, Intrawest ceases to be the registered and beneficial owner of at least 50% of the issued and outstanding voting shares of Holdings;
(viii)    if Holdings is eliminated then it shall be a Default if, without the prior written consent of the Minister, which consent the Minister covenants not to unreasonably withhold, 326376 ceases to be the registered and beneficial owner of at least 50% of the issued and outstanding voting shares of Fortress (not including any such shares issued to senior employees of Fortress); and
(ix)    if both 326976 and Holdings are eliminated then it shall be a Default if, without the prior written consent of the Minister, which consent the Minister covenants not to unreasonably withhold, Intrawest ceases to be the registered and beneficial owner of at least 50% of the issued and outstanding voting shares of Fortress (not including any such shares issued to senior employees of Fortress).”; and

(h)	by amending Article 13.08 by deleting the address shown for notices to Fortress and replacing it with the following:

“Intrawest Development Corporation
6th Floor, 1111 West Hastings Street
Vancouver, British Columbia
V6E 2J3
Attention: President
With a copy to:
Blackcomb Skiing Enterprises Ltd.
4545 Backcomb Way
Whistler, British Columbia
V0N 1B0
Attention: President”.
2.    Defined terms in the Development Agreement not otherwise defined in this Agreement shall apply herein as the context requires.
3.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall be construed one instrument.
4.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

SIGNED, SEALED and DELIVERED
by a duly authorized representative of the Ministry of Lands, Parks and Housing or his duly authorized representative on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:
/s/ [illegible]
Name
Vancouver
Address

Occupation
The Common Seal of BLACKCOMB SKIING ENTERPRISES LTD. was hereunto affixed in the presence of:
/s/ [illegible]
Title: Vice President - Real Estate
(Authorized Signatory)

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ [illegible] C/S

This is page five (5) of an Amendment to Development Agreement made as of the 30th day of October, 1990 between HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA and BLACKCOMB SKIING ENTERPRISES LTD.

ASSUMPTION AGREEMENT
THIS AGREEMENT made as of October 31, 1990
MADE BY:
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, a British Columbia Limited Partnership having an office at 4545 Blackcomb Way, Whistler, British Columbia, V0N 1B0
(the “Partnership”)

AND:
BLACKCOMB SKIING ENTERPRISES LTD. (formerly called Fortress Mountain Resorts Ltd.), a company continued under the laws of Canada, registered extra-provincially in the Province of
British Columbia, having an office at 4545 Blackcomb Way, Whistler, British Columbia, V0N 1B0
(“Blackcomb”)
IN FAVOUR OF:
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Crown Lands
(the “Province”)
WHEREAS:
A.    The Province and Blackcomb entered. into an Agreement (the “Original Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain, British Columbia;
B.    The Original Development Agreement has been amended by agreements in writing between the parties and dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983 the 7th day of June, 1984, the 10th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986, the 25th day of July, 1986, the 1st day of August, 1989, the 1st day of March, 1990, the 30th day of March, 1990, the 15th day of August, 1990 and the 30th day of October, 1990 (the Original Development Agreement as amended is hereafter referred to as the “Development Agreement”);
C.    Article 10.04 of the Development Agreement provides that Blackcomb may assign its interest (as defined in the Development Agreement) to the Partnership upon the Partnership delivering to the Minister (as defined in the Development Agreement) a covenant made by the

Partnership in favour of the Province to observe and perform all of the obligations of Blackcomb under the Development Agreement;
D.    Pursuant to a contribution agreement (the “Contribution Agreement”) dated for reference October 22, 1990, Blackcomb assigned to the Partnership all of it right, title and interest in and to the Interest; and
F.    The Partnership is now required to deliver this Assumption Agreement to the Province.
THEREFORE in consideration of the consent of the Province to the assignment of the Interest from Blackcomb to the Partnership pursuant to the Contribution Agreement, the amount of $1.00 now paid by the Province to each of Blackcomb and the Partnership and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:
1.    The Partnership hereby covenants and agrees with the Province that from and after the date hereof the Partnership will be bound by the terms and conditions set out in the Development Agreement and strictly and fully observe, comply with and perform all of the covenants, duties and obligations of Blackcomb pursuant to the Development Agreement as and when such covenants, duties and obligations are due to be observed, complied with and performed by Blackcomb.
2.    Blackcomb hereby covenants and agrees that, notwithstanding the assumption by the Partnership of Blackcomb’s covenants, duties and obligations under the Development Agreement pursuant to this Assumption Agreement or the consent of the Province to the assignment of the Interest from Blackcomb to the Partnership, Blackcomb will not be released from any of its covenants, duties or obligations under the Development Agreement and Blackcomb will remain bound by the terms and conditions set cut in the Development Agreement and liable to fully observe, comply with and perform or see to the observance, compliance and performance of covenants, duties and obligations of Blackcomb under the Development Agreement.
3.    All of the covenants and agreements made by Blackcomb and the Partnership herein will survive the transfer of the Interest from Blackcomb to the Partnership.
4.    Each of the parties hereto will at all times and from time to time upon reasonable request, perform, execute and deliver all further assurances, acts and documents for the purpose of evidencing and giving full force and effect to the covenants and agreements set out in this Assumption Agreement.
5.    This Assumption Agreement will enure to the benefit of and be binding upon the legal representatives, successors and permitted assigns of the parties.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

SIGNED by a duly authorized representative of the Minister of Environmental, Lands and Parks or his duly authorized representative on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:
/s/ Pat Shea
Name
10470-152 Street, Surrey B.C.
Address
Regional Director's Assistant
Occupation
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP by its general partner BLACKCOMB SKIING ENTERPRISES LTD. whose Common Seal was hereunto affixed in the presence of:
/s/ [illegible]
Title:
(Authorized Signatory)

/s/ [illegible]
Title:
(Authorized Signatory)

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ [illegible] Authorized Representative of the Ministry of Environment, Lands and Parks C/S

This is page three (3) of the ASSUMPTION AGREEMENT made as of October 31, 1990 by BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP and BLACKCOMB SKIING ENTERPRISES LTD. in favour of HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA.

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the 1st day of October, 1991
BETWEEN:

HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF
BRITISH COLUMBIA, as represented by the Minister of Lands and Parks

(the “Province”)
OF THE FIRST PART
and:
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, a limited partnership created under the laws of British Columbia having an office at 4545 Blackcomb Way, Whistler, British Columbia, VON 1B0
(“Blackcomb”)
OF THE SECOND PART
WHEREAS:
A.    The Province and Blackcomb Skiing Enterprises Ltd. (“BSE”) entered into an Agreement (the “Original Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain, British Columbia.
B.    The Original Development Agreement has been amended by agreements in writing between the parties and dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983, the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986, the 25th day of July, 1986, the 1st day of August, 1989, the 1st day of March, 1990, the 30th day of March, 1990, the 15th day of August, 1990 and the 30th day of October, 1990 (the Original Development Agreement as amended is hereafter referred to as the “Development Agreement”).
C.    By a Contribution Agreement dated for reference October 22, 1990, BSE assigned all of its rights under the Development Agreement to Blackcomb and by an Assumption Agreement dated as of October 31, 1990. Blackcomb assumed all of the obligations of BSE under the Development Agreement.
D.    The parties hereto have agreed to further amend the development Agreement in the terms and conditions hereinafter set forth.
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the sum of One ($1.00) Dollar and other good and valuable consideration now paid by Blackcomb to the Province (the receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:

1.    The Province and Blackcomb agree that the Development Agreement is amended as follows:
(a)    by amending Article 5.10 by adding the following immediately after Article 5.10(d):

“(e)
Garibaldi Provincial Park. Fortress covenants to provide or cause to be provided reasonable public access for individuals on foot or skis only through the Designated Area to Garibaldi Provincial Park having a width of not less than 16.5 feet and substantially as shown in the plan attached hereto as Schedule M. The access routes for this purpose may be changed from time to time by Fortress subject to the approval of the Minister, such approval not to be unreasonably withheld. The foregoing right of access is subject always to the provisions of Articles 6.07, 6.08 and 6.09 and to the right of Fortress to temporarily interrupt such access from time to time where it believes it is necessary to do so to ensure public safety.”;

(b)    by amending Article 6.07(a) by deleting the word “with” in the first line thereof and replacing it with the word “within”;
(c)    By amending Article 7.05 (a) (ii) by deleting “$10,000.00” where it appears and replacing it with “$10,000,000”; and
(d)    by adding as Schedule “M” to the Development Agreement the plan attached hereto as Schedule 1.
2.    Defined terms in the Development Agreement not otherwise defined in this agreement shall apply herein as the context requires.
3.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall be construed as one instrument.
4.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

SIGNED, SEALED and DELIVERED
by a duly authorized representative of the Ministry of Lands, Parks and Housing or his duly authorized representative on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:
/s/ [illegible]
Name
401-4603 Kingsway
Burnaby, B.X. V5H 4M4
Address
Development Officer
Occupation
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP by its general partner BLACKCOMB SKIING ENTERPRISES LTD. whose Common Seal was hereunto affixed in the presence of:
/s/ [illegible]
Title:
(Authorized Signatory)

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ [illegible] C/S

This is page three (3) of an Amendment to Development Agreement made as of the 1st day of October, 1991 between HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA and BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP.

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the 31st day of October, 1997
BETWEEN:

HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Environment, Lands and Parks

(the “Province”)
OF THE FIRST PART
AND:
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, a limited partnership created under the laws of British Columbia having an office at 4545 Blackcomb Way, Whistler, British Columbia, VON 1B0
(the “Blackcomb”)
OF THE SECOND PART
WHEREAS:
A.    The Province and Fortress Mountain Resorts Ltd. (“Fortress”) entered into an Agreement (the “Original Development Agreement) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain, British Columbia:
B.    The Original Development Agreement has been amended by agreements in writing dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983, the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986, the 25th day of July, 1986, the 1st day of August, 1989, the 1st day of March, 1990, the 30th day of March, 1990, the 15th day of August, 1990, the 30th day of October, 1990 and the 1st day of October, 1991 (the Original Development Agreement as amended is hereafter referred to as the “Development Agreement”);
C    Effective February 2, 1987, Fortress changed its name to Blackcomb Skiing Enterprises Ltd. (“BSE”);
D.    By a Contribution Agreement dated for reference October 22, 1990, BSE assigned all of its rights under the Development Agreement (prior to the amendment dated as of the 30th day of October, 1990) to Blackcomb, a British Columbia limited partnership of which BSE was the general partner, and by an Assumption Agreement dated as of October 31, 1.990, Blackcomb assumed all of the obligations of BSE under the Development Agreement;
E.    Effective October 31, 1997, BSE amalgamated (the “Amalgamation”) pursuant to the provisions of the Canada Business Corporations Act with Whistler Mountain Holdings Limited. Whistler Mountain Ski Corporation, Intrawest Resort Corporation, Blackcomb Mountain

Properties Ltd., IW Resorts Ltd. and Mont Ste. Marie (1984) Inc. and continued as one corporation under the name Intrawest Resort Corporation; and
F.    The parties hereto have agreed to further amend the Development Agreement on the terms and conditions hereinafter set forth.
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration (the receipt whereof is hereby acknowledged) the parties hereto hereby agree a follows:
1.    The Province and Blackcomb agree that the Development Agreement is amended as follows:
(a)    by amending Article 1 by deleting Article 1.11;
(b)    by amending Article 1 by deleting Articles 1.37 to and including 1.41 and replacing them with the following:
“1.37    “Intrawest” means Intrawest Corporation, a company amalgamated under the laws of the Province of British Columbia under number 200486;
1.38    “IRC” means Intrawest Resort Corporation, a company amalgamated under the laws of Canada under number 343030-8; and
1.39    “Partnership” means Blackcomb Skiing Enterprises Limited Partnership, a British Columbia limited partnership registered under number 107376-90.”;
(c)    by amending Article 7.07(a) by deleting the words “Fortress, Skicorp, Holdings, 326976” in lines five and six thereof and replacing them with “IRC”;
(d)    by amending Article 10.04 by deleting the words “other than references to Fortress contained in Article 7.07(a) and Article 11.01(h)”;
(e)    by amending Article 11.01(f) by deleting “Fortress” in line two thereof and replacing it with “IRC”;
(f)    by deleting Articles 11.01(g) and 11.01(h) and replacing them with the following:
"(g)    Without the prior written consent of the Minister, which consent the Minister covenants not to unreasonably withhold:
(i)    IRC ceases to beneficially own, directly or indirectly, at least 50% of the value of the Partnership;
(ii)    IRC ceases to be the sole general partner of the Partnership or to have the sole authority to manage the business of the Partnership; or

(iii)    Intrawest ceases to be the registered and beneficial owner of at least 50% of the issued and outstanding voting shares of IRC (not including any such shares issued to senior employees of IRC).”; and
(g)    by amending Article 13.08 by deleting the address for notices for the Partnership and replacing it with the following:
“if to the Partnership:
Intrawest Resort Corporation
Suite 300 - 200
Burrard Street
Vancouver, British Columbia
V6C 3L6
Attention: President”
2.    The Province hereby consents to the Amalgamation.
3.    Blackcomb warrants and represents to the Province that as of the date of this Agreement:
(a)    IRC:
(i)    is a corporation duly amalgamated under the Canada Business Corporations Act (the “CBCA”), has not been discontinued or dissolved under such Act and has sent to the Director under the CBCA all documents required to be sent to him under the CBCA;
(ii)    will, within 30 days after the date hereof, be duly registered as an extra-provincial corporation under the laws of the Province of British Columbia, and be in good standing with respect to the filing of returns;
(iii)    has the power, capacity and authority to enter into this Agreement and to carry out its obligations contemplated herein, all of which have been duly and validly authorized by all necessary corporate proceedings; and
(iv)    is a non-reporting company wherein:
(I)    the authorized capital of IRC is an unlimited number of common shares which are designated as Common shares;
(II)    the following company is the only beneficial owner of shares in the capital of IRC of the number and class set opposite its name, free and clear of all liens, charges, options and encumbrances other than in favour of The Bank of Nova Scotia:

Name            Number and Class of Shares
Intrawest        10,514,848 Common shares
Corporation
(III)    there are no outstanding securities of IRC that are convertible into shares in its capital and there are no outstanding options or rights to subscribe for any of the unissued shares in the capital of IRC; and
(IV)    the directors and officers of IRC are as follows:
Directors:
Joseph S. Houssian
Hugh R. Smythe
Daniel O. Jarvis
Officers:
Joseph S. Houssian    -    Chairman of the Board
Daniel O. Jarvis    -    Executive Vice President
and Chief Financial Officer
Hugh R. Smythe    -    President
John E. Currie    -        Senior Vice President,
Financing and Taxation
David C. Blaiklock     -    Corporate Controller
Ross J. Meacher     -    Corporate Secretary
Doug J. Forseth    -    Vice President
David B. Brownlie     -    Vice President
Charles Blier         -    Vice President
Graham R. Wood    -    Vice President
4.    Defined terms in the Development Agreement not otherwise defined in this Agreement shall apply herein as the context requires.
5.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall be construed as one instrument,
This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

SIGNED by a duly authorized representative of the Minister of Environment, Lands and Parks on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:

/s/ Pat Shea
Name

10470-152 Street, Surrey, BC
Address
Regional Director's Assistant
Occupation
/s/ [illegible] Authorized Representative of the Ministry of Environment, Lands and Parks

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP by its general partner INTRAWEST RESORT CORPORATION whose Common Seal was hereto affixed in the presence of:
/s/ [illegible]
Title: ________________________
(Authorized Signatory)
C/S
/s/ [illegible] Title: ________________________ (Authorized Signatory)

AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT made as of the     day of the 18th day of February, 1998.

BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE
PROVINCE OF BRITISH COLUMBIA, as represented by
the Minister of Environment, Lands and Parks
(the “Province”)
OF THE FIRST PART
AND:
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, a
limited partnership created under the laws of British
Columbia having an office at 4545 Blackcomb Way,
Whistler, British Columbia, VON 1B0
(“Blackcomb”)
OF THE SECOND PART
WHEREAS:
A.    The Province and Blackcomb Skiing Enterprises Ltd. (“BSE”) entered into an Agreement (the “Original Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain, British Columbia.
B.    The Original Development Agreement has been amended by agreements in writing between the parties and dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983, the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986, the 25th day of July, 1986, the 1st day of August, 1989, the 1st day of March, 1990, the 30th day of March, 1990, the 15th day of August, 1990, the 30th day of October, 1990, the 1st day of October, 1991 and the 31st day of October, 1997 (the Original Development Agreement as amended is hereinafter referred to as the “Development Agreement”).
C.    By a Contribution Agreement dated for reference October 22, 1990, BSE assigned all of its rights under the Original Development Agreement as amended to such date to Blackcomb and by an Assumption Agreement dated as of October 31, 1990, Blackcomb assumed all of the obligations of BSE under the Original Development Agreement as amended to such date.

D.    The parties hereto have agreed to further amend the Development Agreement on the terms and conditions hereinafter set forth.
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the sum of One ($1.00) Dollar and other good and valuable consideration now paid by Blackcomb to the Province (the receipt whereof is hereby acknowledged) the parties hereto hereby agree as follows:
1.    Blackcomb and the Province agree to amend Schedule “B” of the Development Agreement insofar as it pertains to the Designated Area by deleting from the Designated Area all of that portion thereof which is legally described in Schedule A hereto.
2.    Defined terms in the Development Agreement not otherwise defined in this Agreement shall apply herein as the context requires.
3.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall be construed as one instrument.
4.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties hereby have duly executed this Agreement as of the day and year first above written.

SIGNED by a duly authorized representative of the Minister of Environment, Lands and Parks on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:

/s/ Valerie Anne Lowther
Name

_____________________________Address
Examiner
Occupation
/s/ [illegible]

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP by its general partner INTRAWEST RESORT CORPORATION whose Common Seal was hereto affixed in the presence of:
Per:  /s/ [illegible]
Per: _________________________
C/S

This is page three (3) of an Amendment to Development Agreement made as of the 18th day of February, 1998 between HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA and BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP.

CONSENT AND AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT dated September 14, 1999
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE
PROVINCE OF BRITISH COLUMBIA, as represented by the
Minister of Environment, Lands and Parks

(the “Province”)
OF THE FIRST PART
AND:
BLACKCOMB SKIING ENTERPRISES LIMITED
PARTNERSHIP, a limited partnership formed under the laws of
British Columbia having an office at 4545 Blackcomb Way,
Whistler, British Columbia, VON 1B4
(the “Partnership”)
OF THE SECOND PART
AND:
INTRAWEST RESORT CORPORATION, a corporation
amalgamated under the Canada Business Corporation Act having an office at Suite 800 - 200 Burrard Street, Vancouver, British
Columbia, V6C 3L6
(“IRC”)
OF THE THIRD PART
AND:
INTRAWEST CORPORATION, a British Columbia company
having an office at Suite 800 - 200 Burrard Street, Vancouver,
British Columbia, V6C 3L6
(“Intrawest”)
OF THE FOURTH PART

WHEREAS:
A.    The Province and Fortress Mountain Resorts Ltd. (“Fortress”) entered into an Agreement (the “Original Development Agreement) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain, British Columbia;
B.    The Original Development Agreement has been amended by agreements in writing dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day or December, 1983, the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986, the 25th day of July, 1986, the 1st day of August, 1989, the 1st day of March, 1990, the 30th day of March, 1990, the 15th day of August, 1990, the 30th day of October, 1990, the 1st day of October, 1991 and the 31st day of October, 1997 (the Original Development Agreement as amended is hereafter referred to as the “Development Agreement”);
C.    Effective February 2, 1987, Fortress changed its name to Blackcomb Skiing Enterprises Ltd. (“BSE”);
D.    By a Contribution Agreement dated for reference October 22, 1990, BSE assigned all of its rights under the Development Agreement to the Partnership, a British Columbia limited partnership of which BSE was the general partner, and by an Assumption Agreement dated as of October 31, 1900, the Partnership assumed all of’ the obligations of BSE under the Development Agreement;
E.    Effective October 31, 1997, BSE amalgamated (the “Amalgamation”) with Whistler Mountain Holdings Limited, Whistler Mountain Ski Corporation, Intrawest Resort Corporation, Blackcomb Mountain Properties Ltd., IW Resorts Ltd. and Mont Ste. Marie ‘(1984) Inc. and continued as one corporation under the name “Intrawest Resort Corporation” pursuant to the provisions of the Canada Business Corporations Act (the “CBCA”);
F.    Upon the Amalgamation IRC became the general partner of the Partnership;
G    IRC is a wholly-owned subsidiary of Intrawest;
H.    It is proposed that pursuant to provisions of the CBCA the winding-up of IRC into its parent Intrawest (the “Winding-Up”) be approved and implemented prior to the end of September 1999 and that in the course of the Winding-Up all the property of IRC be distributed to Intrawest and all the liabilities and obligations of IRC he assumed by Intrawest;
I.    Upon, in the course of, and as a consequence of, the Winding-Up:
(i)    Intrawest will, inter alia, become the general partner of the Partnership in substitution for IRC;
(ii)    all of the property of IRC will become the property of Intrawest;
(iii)    Intrawest will assume and become liable for all of the obligations and liabilities of IRC, including, without limitation, any and ad obligations and liabilities of IRC under the Development Agreement and each and every lease, licence, right of way and other document executed pursuant thereto (collectively, the -Tenures”); and

(iv)    IRC will he dissolved alter all elements of the Winding-Up have been completed;
J.    To facilitate the completion of the Winding-Up and the dissolution of IRC it is necessary that IRC be released and discharged from all of its obligations and liabilities, including, without limitation, any and all obligations and liabilities of IRC under the Development Agreement and the Tenures; and
K.    The consent of the Province. is required to Intrawest becoming the general partner of the Partnership in substitution for IRC and to the release and discharge of IRC from all of its obligations and liabilities wider the Development Agreement and the Tenures and in connection with the giving or such consent and release the parties hereto have agreed to further amend the Development Agreement as hereinafter set forth.
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged). the parties hereto hereby agree as follows:
1.    The Province hereby:
(a)    consents to Intrawest becoming the general partner of the Partnership in substitution for IRC in the course of” the Winding-Up; and
(b)    acknowledges, confirms and agrees that effective upon Intrawest becoming the general partner of the Partnership in substitution for IRC in the course of the Winding-Up, IRC will be released and discharged from any and all obligations and liabilities under the Development Agreement and the Tenures including, without limitation, any and all obligations and liabilities of IRC thereunder as general partner the Partnership.
2.    Intrawest hereby acknowledges, confirms and agrees that effective upon Intrawest becoming the general partner of the Partnership in substitution for IRC in the course of the Winding-Up, Intrawest will be liable for any and all obligations and liabilities of IRC under the Development Agreement and the Tenures, including, without limitation, any and all obligations of IRC thereunder as general partner of the Partnership.
3.    Effective upon Intrawest becoming the general partner of the Partnership in substitution for IRC in the course of the Winding-Up, the Province and the Partnership agree that the Development Agreement is hereby amended as follows:
(a)    by adding as Article 1.00 the following:

“1.00
“Acquisition of Control” means, in respect of any person, such person becoming the beneficial owner, directly or indirectly, of Voting Shares which carry more than 50% of the combined voting power of the outstanding Voting Shares (for such purpose beneficial ownership will take into account and will include beneficial ownership within the meaning of section 1(4) of the Securities Act (British Columbia) in effect on August 31, 1999);”;
(b)    by adding as Article 1.32A the following:

“1.32A
“Voting Shares” means securities of Intrawest of any class or classes which ordinarily have voting power for the election of directors of Intrawest, whether at all times or only so long as no senior class of securities of Intrawest has such voting power by reason of any contingency;”;

(c)    by deleting Article 1.38;
(d)    by deleting Article 7.07(a) and replacing it with the following:

“(a)
The Partnership will at any time and from time to time at the written request of the Minister, provide to the Minister a list of the registered holders of shares in the capital of Intrawest and a list of the holders of limited partnership units in the Partnership.”;

(e)    by deleting Article 7.07(b) and replacing it with the following:

“(b)
In the event that there is an Acquisition of Control by any person. the Partnership will notify the Minister of such Acquisition of Control promptly after the later of the occurrence or such Acquisition of Control or the Partnership becoming aware of such Acquisition of Control and provide the Minister with such detail as is available to the Partnership as the Minister may reasonably request as to the identity or such person.”;

(f)    by adding to the end of Article 10.04 immediately before the period “other than references to Fortress contained in this Article 10.04 and in Articles 1.12, 1.16, 1.22, 3 and 4”;
(g)    by deleting Article 11.01(f) and replacing it with the following:
“(f)    Intentionally deleted;”;
(h)    by deleting Article 11.01(g) and replacing it with the following:

“(g)	Without the prior written consent of the Minister, which consent the Minister covenants not to unreasonably withhold:

(i)	Intrawest ceases to beneficially own, directly or indirectly, at least 50% of the value of the Partnership; or

(ii)	Intrawest ceases to be the sole general partner of the Partnership or to have the sole authority to manage the business of the Partnership.”; and
(i)    by deleting from Article 13.08 the address for notices for the Partnership and replacing it with the following:
“if to the Partnership:
c/o Intrawest Corporation
Suite 800 - 200 Burrard Street
Vancouver, British Columbia
V6C 3L6
Attention: Corporate Secretary”.
4.    Intrawest hereby warrants and represents to the Province that ns of the date of this Agreement:

(a)	Intrawest:

(i)	is a corporation duly amalgamated, validly existing and in good standing under the Company Act (British Columbia);

(ii)
has the power, capacity and authority to enter into this Agreement and to carry out its obligations contemplated herein, all of which have been duly and validly authorized by all necessary corporate proceedings; and

(iii)	is a reporting company; and

(b)	the directors and officers of Intrawest are as follows:
Directors
R. Thomas M. Allan
Joe S. Houssain
Daniel O. Jarvis
David A. King
Gordon H. MacDougall
Paul M. Manheim
Paul A. Novelly
Gary Raymond
Bernard A. Roy
Khaled C. Sifri
Hugh R. Smythe
Nicholas C. Villiers

Officers:

Joe S. Houssain	Chairman, President. and Chief Executive Officer
Daniel O. Jarvis	Executive Vice President and Chief Financial Officer
Gary L. Raymond	Executive Vice President, Development and Acquisitions
Hugh R. Smythe	President, Resort Operations Croup
James J. Gibbons	President, Intrawest Resort Club Group
Michael F. Coyle	Senior Vice President, Marketing
John E. Currie	Senior Vice President, Financing and Taxation
David C. Blaiklock	Vice President and Corporate Controller
David C. Brown	Vice President, information Technology
Ross J. Meacher	Corporate Secretary

5.    Defined terms in the Development Agreement not otherwise defined in this Agreement shall apply herein as the context requires.
6.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement as amended and these presents shall be read together and shall be construed as one instrument.
7.    This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

SIGNED by British Columbia Assets and Land Corporation, an authorized representative of the MINISTER OF ENVIRONMENT, LANDS AND PARKS on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:

/s/ [illegible]
Name

__________________________________
Address
__________________________________
Occupation
/s/ [illegible] British Columbia Assets and Land Corporation, an authorized representative of the Minister of Environment, Lands and Parks

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP by its general partner INTRAWEST RESORT CORPORATION whose Corporate Seal was hereunto affixed in the presence of:
By: /s/ John Currie
Title: Senior Vice President

C/S
The Corporate Seal of INTRAWEST RESORT CORPORATION was hereunto affixed in the presence of: By: /s/ John Currie Title: Senior Vice President	C/S
The Common Seal of INTRAWEST CORPORATION was hereunto affixed in the presence of: By: /s/ John Currie Title: Senior Vice President, Financing and Taxation	C/S

This is page 8 of a Consent and Amendment to Development Agreement dated September 14, 1999 between Her Majesty the Queen in Right of the Province of British Columbia, Blackcomb Skiing Enterprises Limited Partnership, Intrawest Resort corporation and Intrawest Corporation.

CONSENT AND AMENDMENT TO DEVELOPMENT AGREEMENT
THIS AGREEMENT dated as of November 27, 2001
BETWEEN:
HER MAJESTY THE QUEEN IN RIGHT OF THE
PROVINCE OF BRITISH COLUMBIA, as represented by the
Minister of Sustainable Resource Management
(the “Province”)
OF THE FIRST PART
AND
BLACKCOMB SKIING ENTERPRISES LIMITED
PARTNERSHIP, a limited partnership formed under the laws of
British Columbia having an office at 4545 Blackcomb Way,
Whistler, British Columbia, VON 1B4
(the “Partnership”)
OF THE SECOND PART
AND
INTRAWEST CORPORATION, a British Columbia company having an office at Suite 800-200 Burrard Street, Vancouver, British Columbia, V6C 3L6
(the “Intrawest”)
OF THE THIRD PART

WHEREAS,
A.    The Province and Fortress Mountain Resorts Ltd. (“Fortress”) entered into an Agreement (the “Original Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain, British Columbia:
B.    The Original Development Agreement has been amended by agreements in writing dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day or December, 1983, the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986, the 25th day of July, 1986, the 1st day of August, 1989, the 1st day of March, 1990, the 30th day of March, 1990, the 15th day of August, 1990, the 30th day of October, 1990, the 1st day of October, 1991 and the 31st day of October, 1997 and September 14, 1999, respectively (the Original Development Agreement as amended is hereafter referred to as the “Development Agreement”)
C.    Effective February 2, 1987, Fortress changed its name to Blackcomb Skiing Enterprises

D.    By a Contribution dated for reference October 22, 1990, BSE assigned all of its rights under the Development :Agreement to the Partnership, a British Columbia limited partnership of “hide BSE was the general partner, and by an Assumption Agreement dated as of October 31, 1990, the Partnership assumed all of the obligations of BSE under the Development Agreement:
E.    Effective October 31, 1997, BSE amalgamated (the “Amalgamation”) with Whistler Mountain Holdings Limited. Whistler Mountain Ski Corporation, Intrawest Resort Corporation, Blackcomb Mountain Properties Ltd., IW Resorts Ltd. and Mont Ste. Marie (1984) Inc. and continued as one corporation tinder the name “Intrawest Resort Corporation” (“IRC”) pursuant to the provisions of the Canada Business Corporations Act (the “CBCA”);
F.    Upon the Amalgamation IRC became the general partner of the Partnership;
G.    IRC was wound-up into its parent Intrawest with the consent of the Province pursuant to the provisions of the CBCA (the “Winding-Up”) and in the course of, and as a consequence of. the Winding-Up. Intrawest became the sole general partner of the Partnership in substitution ;Or Ii C:
H.    It is proposed that Intrawest Mountain Resorts Ltd. (“IMRL”), a British Columbia company and a wholly-owned subsidiary of Intrawest, become an additional general partner of the Partnership;
I.    The consent of the Province is required to IMRL becoming an additional general partner of the Partnership; and
J.    parties hereto have agreed to amend the Development Agreement to include provisions with respect to IMRL and to otherwise amend the terms and conditions thereof, in [illegible] as hereinafter set forth.
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
1.    The Province hereby consents to IMRL becoming an additional general partner of the Partnership.
2.    Effective upon IMRL becoming an additional general partner of the Partnership, the Province and the Partnership agree that the Development Agreement is amended as follow:

(a)	by adding as Article 1.38 thereof the following:

“1.38	“IMRL” means Intrawest Mountain Resorts Ltd., a company incorporated under the laws of British Columbia under number 636020”:

(b)	by deleting Article 11.01(g) thereof and replacing it with the following:

“(g)	Without the prior written consent of the Minister, which consent the Minister covenants not to unreasonably withhold:

(i)	Intrawest ceases to beneficially own, directly or indirectly, at least 50% of the value of the Partnership;

(ii)	so long as IMRL is a general partner or the Partnership. Intrawest ceases to be the registered and beneficial owner of all of the issued and outstanding voting shares of IMRL;

(iii)	Intrawest ceases to be a general partner of the Partnership other than as a result of the bankruptcy west;

(iv)	We general partner or general partners, as the ease may be. of the Partnership cease 10 have We sole authority 10 manage the business of the Partnership; or

(v)	any other person is admitted as a general partner or the Partnership; and

(c)	by replacing the reference in Article 12.06 to the “Arbitration Act of British Columbia” with a reference to the “Commercial Arbitration Act (British Columbia”).

3.	Intrawest hereby warrants and represents to the Province that as or the date or this Agreement:

(a)	IMRL:

(a)	is a corporation duly incorporated, validly existing and in good standing under the Company Act (British Columbia); and

(b)	is a wholly owned subsidiary of Intrawest;

(c)	the directors and officers of IMRL are as follows:
Directors:

Joe S. Houssian
Daniel O. Jarvis
Officers:

Joe S. Houssian    President
Daniel O. Jarvis    Vice President
John E. Carrie        Vice President
Ross J. Meacher    Corporate Secretary
4.    Defined terms in the Development Agreement not otherwise defined in this Agreement shall apply herein as the context requires.

5.    The parties hereto hereby ratify and confirm the Development Agreement as modified hereby and agree that the Development Agreement and these presents shall be read together and hall he construed as one instrument.
6.    This Agreement shall enure to the benefit of and be binding upon he successors and assigns of the parties hereto.
IN WITNESS WHERE the parties hereto have duly executed this Agreement as of the day and year first above written.

SIGNED AND DELIVERED by British Columbia Assets and Land Corporation, an authorized representative of the MINISTER OF SUSTAINABLE RESOURCE MANAGEMENT on behalf of Her Majesty the Queen in Right of the Province of British Columbia in the presence of:

/s/ Maxine Elizabeth Davie
Name
__________________________________________________
Address
Examiner, Commissioner for taking Affidavits for British Columbia
Occupation
/s/ [illegible] British Columbia Assets and Land Corporation, an authorized representative of the Minister of Sustainable Resource Management

BLACKCOMB SKIING ENTERPRISES
LIMITED PARTNERSHIP by its general partner
INTRAWEST CORPORATION whose common
seal was hereunto affixed in the presence of:
By: /s/ John Currie
Title: Senior Vice President, Financing and Taxation
CS

The Common Seal of INTRAWEST CORPORATION was hereunto affixed in the presence of: By: /s/ John Currie Title: Senior Vice President, Financing and Taxation	CS

CONSENT AND AMENDMENT TO DEVELOPMENT AGREEMENT - BLACKCOMB
THIS AGREEMENT dated as of November 5, 2010
BETWEEN
HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA, as represented by the Minister of Natural Resource Operations, Parliament Buildings, Victoria, British Columbia, V8V 1X4
(the “Province”)
OF THE FIRST PART
AND
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, a limited partnership formed under the laws of British Columbia (No. 107376-90) having an office at 4545 Blackcomb Way, Whistler, British Columbia, VON 1134
(the “Partnership”)
OF THE SECOND PART
AND:
INTRAWEST ULC, an Alberta unlimited liability company (Alberta Corporate Access Number 201277835) registered in British Columbia under number A0069356 and having an office at Suite 710- 375 Water Street, Vancouver, British Columbia, V6B 5C6
(“Intrawest”)
OF THE THIRD PART
AND:
WHISTLER BLACKCOMB HOLDINGS INC., a corporation continued under the Business Corporations Act (British Columbia) under number C0894119 and having an office at 4545 Blackcomb Way, Whistler, British Columbia, VON 1B4
(“W/B Holdings”)
OF THE FOURTH PART

WHEREAS:
A.    The Province and Fortress Mountain Resorts Ltd. (“FMRL”) entered into an Agreement (the “Original Development Agreement”) dated the 1st day of May, 1979 in respect of the development of skiing facilities on Blackcomb Mountain, British Columbia;
B.    The Original Development Agreement has been amended by agreements in writing dated the 1st day of September, 1981, the 10th day of December, 1982, the 23rd day of December, 1983, the 7th day of June, 1984, the 18th day of April, 1985, the 2nd day of December, 1985, the 15th day of July, 1986, the 25th day of July, 1986, the 1st day of August, 1989, the 1st day of March, 1990, the 30th day of March, 1990, the 15th day of August, 1990, the 30th day of October, 1990, the 31st day October, 1990, the 1st day of October, 1991, the 31st day of October, 1997, the 18th day of February, 1998, the 14th day of September, 1999 and the 27th day of November, 2001, respectively, and District Lot 8103 has been removed from the Designated Area (as defined in the Development Agreement) in connection with the granting of the lease for the Whistler Sliding Centre (the Original Development Agreement, as amended from time to time, is herein referred to as the “Development Agreement”);
C.    In furtherance of the Development Agreement, the Province has issued to the operator thereunder certain leases, licences and rights of way (such leases, licences and rights of way, as amended and in effect from time to time, are herein referred to as the “Tenures”);
D.    Effective February 2, 1987, FMRL changed its name to Blackcomb Skiing Enterprises Ltd. (“BSE”);
E.    By a Contribution Agreement dated for reference October 22, 1990, BSE assigned all of its rights under the Development Agreement to the Partnership, of which BSE was the general partner, and by an Assumption Agreement dated as of October 31, 1990, the Partnership assumed all of the obligations of BSE under the Development Agreement;
F.    Effective October 31, 1997, BSE amalgamated (the “BSE Amalgamation”) with Whistler Mountain Holdings Limited, Whistler Mountain Ski Corporation, Intrawest Resort Corporation, Blackcomb Mountain Properties Ltd., IW Resorts Ltd. and Mont Ste. Marie (1984) Inc. and continued as one corporation under the name “Intrawest Resort Corporation” (“IRC”) pursuant to the provisions of the Canada Business Corporations Act (the “CBCA”) and upon the BSE Amalgamation, IRC became the general partner of the Partnership;
G.    Effective September 26, 1999, IRC was wound-up into its parent Intrawest Corporation with the consent of the Province pursuant to the provisions of the CBCA (the “Winding-Up”) and in the course of, and as a consequence of, the Winding-Up, Intrawest Corporation became the general partner of the Partnership in substitution for IRC;
H.    Effective November 28, 2001, Intrawest Mountain Resorts Ltd. (“IMRL”), a British Columbia company (Incorporation No. BC0636020), a wholly-owned subsidiary of Intrawest Corporation, become an additional general partner of the Partnership;
I.    Effective October 27, 2006, Intrawest Corporation amalgamated (the “Intrawest Amalgamation”) with Wintergames Acquisition ULC and continued as one corporation under the name “Intrawest ULC” (defined as “Intrawest” herein) pursuant to the provisions of the Business Corporations Act (Alberta) and upon the Intrawest Amalgamation, Intrawest became general partner of the Partnership;
J.    Under the tennis of the Development Agreement certain matters require the prior consent of the Province (where the context requires herein, a reference to the Province shall be deemed to include any minister or other public official from whom consent is required under the terms of the Development Agreement) and Intrawest has applied to the Province for its consent in connection with the transactions described in Schedule A to this Agreement (the “Transactions”); and
K.    The parties hereto enter into this Agreement to set out the terms and conditions relating to the Province’s consent to the Transactions as contemplated by the Development Agreement and to amend the Development Agreement to reflect the new interests in the Partnership as a consequence of the Transactions, as hereinafter set forth.
THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.
Consent of the Province. The Province hereby consents to the Transactions in accordance with the consent requirements imposed by the Development Agreement and the Land Act. The Partnership, Intrawest and W/B Holdings acknowledge and agree that such consent and this Agreement do not:

(a)	constitute a consent, authorization or approval of or to the Transactions for the purpose of any other enactment or as may be required by any other Provincial governmental authority; or

(b)	waive or restrict any rights or remedies of the Province under the Development Agreement in respect of any matter other than the Transactions that are the subject of such consent and this Agreement.

2.
Confirmations. Intrawest and the Partnership confirm to the Province and W/B Holdings as set out in the following paragraph 2(a) and the Province confirms to Intrawest, the Partnership and W/B Holdings as set out in the following paragraphs 2(b), (c) and (d):

(a)
the Partnership has not made, and is not aware of, any assignment of the Development Agreement or any Tenure except as set out in the Recitals hereto and except for in connection with security in respect of which the security holder has given a full release and discharge of its interest;

(b)
the Province has not given its consent to any assignment concerning the Development Agreement or any Tenure except as set out in the Recitals hereto and except for consents to security in respect of which the Province has received confirmation of the full release and discharge thereof;

(c)	as of the date of this Agreement, the Province has not given to the Partnership any notice of default or other similar notice in respect of which it has asserted the right to terminate or to commence proceedings to terminate the Development Agreement or any Tenure; and

(d)
as of the date of this Agreement, the Province is not aware of any outstanding Default (as defined in the Development Agreement) or failure to comply with the terms of the Development Agreement in respect of which it proposes to commence any proceedings in respect of the Development Agreement or any Tenure.

3.	Ratification and Amendments to Development Agreement. Effective as of the date of the completion of the Transactions (the “Effective Date”):

(a)	the Partnership makes the ratification, affirmation and confirmation set out in Schedule B hereto; and

(b)	the Development Agreement is amended as set out in Schedule B hereto.
The Partnership will give the Province written notice of the occurrence of the Effective Date forthwith upon the occurrence thereof.

4.	Representations and Warranties re: W/B Holdings. Intrawest and W/B Holdings represent and warrant to the Province that:
(a)    as of the date of this Agreement W/B Holdings:

(i)
is a corporation duly continued under the Business Corporations Act (British Columbia) (the “BCBCA”) under number C0894119, has not been discontinued or dissolved under the BCBCA and has sent to the Director under the BCBCA all documents required to be sent to the Director under the BCBCA;

(ii)
has the power, capacity and authority to enter into this Agreement and to carry out its obligations contemplated herein, all of which have been duly and validly authorized by all necessary corporate proceedings; and

(iii)	is a corporation wherein:

A.	the authorized capital of W/B Holdings is as follows:

a)	an unlimited number of common shares; and

b)	an unlimited number of preferred shares;

B.
the following person is the only legal and beneficial owner of shares in the capital of W/B Holdings and is the holder of the number and class set opposite such person’s name, free and clear of all liens, charges, options and encumbrances:

Name	Number and Class of Shares
Graham Savage	1 common share

C.	there are no outstanding securities of W/B Holdings that are convertible into shares in its capital and there are no outstanding options or rights to subscribe for any of the unissued shares in the capital of W/B Holdings;

D.	the directors and officers of W/B Holdings are as follows:
Directors:

William (Bill) Jensen
Wesley Edens
Jonathan Ashley
John Furlong
Graham Savage
Scott Hutcheson
Cam Neely
Russell Goodman
Officers:

William (Bill) Jensen - Chairman and Chief Executive Officer
David Brownlie - President and Chief Operating Officer
Kevin Smith - Executive Vice President, Chief Financial Officer and Corporate Secretary
Doug Forseth - Senior Vice President, Operations
Stuart Rempel - Senior Vice President, Marketing and Sales; and

(b)
they presently expect that upon the Effective Date Intrawest will own approximately 30% of the issued shares in the capital of W/B Holdings and the balance of the issued shares in the capital of W/B Holdings will be owned by other persons pursuant to the public offering referred to in Schedule A, and W/B Holdings agrees to provide to the Province forthwith after the Effective Date such updated information as to the share ownership of W/B Holdings as may be reasonably required by the Province.

5.	Representations and Warranties re: Second Additional General Partner. The Partnership hereby represents and warrants to the Province that as of the date of this Agreement 0891986 B.C. Ltd.:

(a)	is a corporation duly incorporated, validly existing and in good standing under the
Business Corporations Act (British Columbia); and

(b)	is directly or indirectly wholly-owned and controlled by Nippon Cable Co., Ltd.(“Nippon Cable”), an existing limited partner in the Partnership, or by Nippon Cable and its affiliates.

6.	Ratification and Affirmation. The parties hereto hereby ratify and affirm the Development Agreement, as modified hereby, and agree that the Development Agreement continues in full force and effect.

7.	Execution and Delivery of this Agreement. This Agreement may be executed and delivered in counterparts and by fax, email or other electronic means.

8.	Binding Effect. This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.
IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

SIGNED AND DELIVERED on behalf of HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF BRITISH COLUMBIA by an authorized representative of the Minister of Natural Resource Operations in the presence of:
/s/ T. L. Nykyforuk
(Signature)
T. L. Nykyforuk
(Print Name)
Lawyer
(Occupation)
/s/ [illegible] Authorized representative of the Minister of Natural Resource Operations

BLACKCOMB SKIING ENTERPRISES
LIMITED PARTNERSHIP by its general partner
INTRAWEST ULC whose corporate seal was hereunto affixed in the presence of:
By:  /s/ [illegible]
Title: _____________________________________
C/S

The Corporate Seal of INTRAWEST ULC was hereunto affixed in the presence of: By: /s/ [illegible] Title: _____________________________________	C/S

The Corporate Seal of WHISTLER BLACKCOMB HOLDINGS INC. was hereunto affixed in the presence of: By: /s/ [illegible] Title: _____________________________________	C/S